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Cordia Bancorp Inc.

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[CORDIA BANCORP INC. LOGO]

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Cordia Bancorp Inc. (“Cordia” or the “Company”). The meeting will be held at the Hampton Inn, 3620 Price Club Boulevard, Midlothian, Virginia on Wednesday, June 25, 2014, at 12:00 noon, local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of Cordia, as well as representatives of Yount, Hyde & Barbour, P.C., Cordia’s independent registered public accounting firm, will be present to respond to questions from shareholders.

It is important that your shares are represented at the meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote via the Internet or by returning a completed proxy card. If you attend the meeting, you may vote in person even if you have previously voted via the Internet or mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Peter Grieve	/s/ Jack Zoeller
Peter Grieve	Jack Zoeller
Chairman of the Board	President & Chief Executive Officer

Midlothian, Virginia

May 13, 2014

CORDIA BANCORP INC.

11730 Hull Street Road

Midlothian, Virginia 23112

(804) 744-7576

____________________

NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS

____________________

The 2014 annual meeting of shareholders of Cordia Bancorp Inc. will be held:

Wednesday, June 25, 2014

12:00 noon, local time

Hampton Inn

3620 Price Club Boulevard

Midlothian, Virginia

The items of business are:

1.	To elect four directors for a term of three years, three directors for a term of two years, and two directors for a term of one year.

2.	Ratification of the appointment of Yount, Hyde & Barbour, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

3.	Consideration of an advisory vote to approve executive compensation.

4.	Consideration of an advisory vote on the frequency of the advisory vote to approve executive compensation.

5.	Approval of an amendment to the 2011 Stock Incentive Plan to increase the number of shares authorized for issuance.

6.	Approval of the issuance of an aggregate of approximately 3,629,871 shares of common stock and nonvoting common stock upon the conversion of Cordia’s recently issued 362.9871 shares of Mandatorily Convertible, Noncumulative, Nonvoting, Perpetual Preferred Stock, Series A for purposes of complying with NASDAQ Stock Market Rule 5635.

7.	Approval of our Second Amended and Restated Articles of Incorporation.

8.	Such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

Shareholders of record of Cordia common stock (Nasdaq: BVA) at the close of business on May 7, 2014 are entitled to vote at the meeting and any postponements or adjournments of the meeting.

It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

/s/ John P. Wright
John P. Wright
Corporate Secretary

Midlothian, Virginia

May 13, 2014

Note:	Whether or not you plan to attend the annual meeting, please vote via the Internet or by marking, signing, dating and promptly returning the enclosed proxy card or voting instruction card.

Important Notice Regarding the Availability of Proxy Materials

for the SHAREHOLDERS’ Meeting to be held on JUNE 25, 2014

The Proxy Statement and Annual Report to Shareholders are available at http://www.cfpproxy.com/7757.

CORDIA BANCORP INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Cordia Bancorp Inc. for the 2014 annual meeting of shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Cordia Bancorp Inc. as “Cordia,” “we,” “our” or “us.”

We are holding the 2014 annual meeting of shareholders at the Hampton Inn, 3620 Price Club Boulevard, Midlothian, Virginia, on Wednesday, June 25, 2014 at 12:00 noon, local time.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about May 13, 2014.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Cordia Bancorp Inc. common stock that you owned as of May 7, 2014. As of the close of business on May 7, 2014, Cordia Bancorp Inc. had 2,788,302 shares of common stock outstanding. Each share of common stock has one vote.

Ownership of Shares; Attending the Meeting

You may own shares of Cordia Bancorp Inc. in one or more of the following ways:

•	Directly in your name as the shareholder of record; or

•	Indirectly through a broker, bank or other holder of record in “street name.”

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting. You must bring photo identification to be admitted to the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need photo identification and proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Cordia Bancorp Inc. common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Voting

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is quorum, even if you abstain from voting.

Broker Voting. Under New York Stock Exchange Rules, the proposal to approve the appointment of independent auditors is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least 10 days before the date of the meeting. In contrast, the election of directors, the advisory vote on executive compensation, the advisory vote on the frequency of the advisory vote on executive compensation, the amendment of the 2011 Stock Incentive Plan, the issuance of shares of common stock and nonvoting common stock upon conversion of the Series A Preferred Stock, and the amendment of the Amended and Restated Articles of Incorporation are “non-discretionary” items. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered votes cast and will have no effect on the outcome of the vote for directors, the advisory vote on executive compensation, the frequency of the advisory vote on executive compensation, the amendment of the 2011 Stock Incentive Plan, the issuance of shares of common stock and nonvoting common stock upon conversion of the Series A Preferred Stock, and the approval of the Second Amended and Restated Articles of Incorporation.

Voting by Proxy

Cordia’s Board of Directors is sending you this proxy statement to request that you allow your shares of Cordia common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Cordia common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign and return your proxy but do not specify how you want your shares voted, they will be voted FOR the election of all nominees for director, FOR the ratification of the appointment of the independent registered public accountants, FOR the advisory vote on executive compensation, THREE YEARS on the resolution relating to the frequency of advisory votes on executive compensation, FOR the amendment of the 2011 Stock Incentive Plan, FOR the issuance of shares of common stock and nonvoting common stock upon conversion of the Series A Preferred Stock, and FOR the approval of the Second Amended and Restated Articles of Incorporation. Each of Cordia’s directors and executive officers has delivered a voting agreement to Cordia agreeing to vote all of his shares of common stock in favor of the proposal approving the issuance of shares of common stock and nonvoting common stock upon conversion of the Series A Preferred Stock.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. If the annual meeting is postponed or adjourned, your shares of Cordia common stock may be voted by the persons named in the proxy card on the new meeting date, provided you have not revoked your proxy. Cordia does not currently know of any other matters to be presented at the meeting.

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You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of Cordia in writing before your shares have been voted at the annual meeting, deliver a later-dated and properly executed proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

CORPORATE GOVERNANCE

Director Independence

Eight of our ten directors are independent under the current listing standards of the Nasdaq Stock Market. The only directors who are not independent under such standards are Jack Zoeller, who is employed as President and Chief Executive Officer of Cordia, and David Bushnell, who previously served as interim Chief Financial Officer of Cordia. In determining the independence of directors, the Board of Directors considered the various deposit, loan and other relationships that each director has with Bank of Virginia (“BOVA”), including loans and lines of credit, and determined in each case that these relationships did not interfere with their exercise of independent judgment in carrying out their responsibilities as a director.

Board Leadership Structure and Board’s Role in Risk Oversight

Cordia currently has a Chairman who is independent from the Chief Executive Officer. The Chairman leads the Board and presides at all Board meetings. Having an independent Chairman enables non-management directors to raise issues and concerns for Board consideration without immediately involving management. The Chairman also serves as a liaison between the Board and senior management.

To further strengthen the regular oversight of the full Board, various committees of Cordia’s Board of Directors are comprised of independent directors. The Compensation Committee of the Board of Cordia Bancorp Inc. consists solely of independent directors. The Compensation Committee reviews and evaluates the performance of all executive officers of Cordia, including the Chief Executive Officer and reports to the Board of Directors. In addition, the Audit Committee, which is comprised solely of independent directors, oversees Cordia’s financial practices, regulatory compliance, accounting procedures and financial reporting functions. The Nominating and Governance Committee also consists solely of independent directors and assists the Board in identifying qualified individuals to serve on the Board, determining the composition of the Board and its committees, and monitoring corporate governance matters. The chairmen of these and other Board committees also serve as liaisons between the Board and senior management.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Management is responsible for the day-to-day management of risks Cordia faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Committees of the Board of Directors

The following table identifies our standing committees and their members. All members of the Audit Committee, Compensation Committee and Nominating and Governance Committee are independent in accordance with the listing requirements of the Nasdaq Stock Market, Inc. The Audit Committee, Compensation Committee and Nominating and Governance Committee each operate under a written charter that is approved by the Board of Directors and that governs its composition, responsibilities and operation. Each committee is required to review and reassess the adequacy of its charter at least annually. The charters of all three committees are available in the Investor Relations section of our web site (http://www.bankofva.com).

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Director	Audit Committee	Compensation Committee	Nominating and Governance Committee	Asset/Liability Committee	Compliance Committee	Loan Committee
David C. Bushnell				X	X	X*
G. Waddy Garrett	X*			X
Thomas L. Gordon	X	X				X
Peter W. Grieve		X	X*	X
Hunter R. Hollar			X		X*	X
Raymond H. Smith, Jr.	X	X*	X			X
Todd Thomson				X*	X
John P. Wright	X			X	X
David Zlatin	X
Jack Zoeller						X

Number of Meetings in 2013	6	10	3	5	3	14

_______________________________

* Denotes Chair

Audit Committee. The Audit Committee, established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, assists the Board of Directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of Cordia’s financial statements, Cordia’s compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for Cordia. The Board of Directors has adopted a written charter for the Audit Committee.

The members of the Audit Committee are Messrs. Garrett, Smith, Gordon, Wright and Zlatin, all of whom the Board in its business judgment has determined are independent as defined by Nasdaq’s listing standards and Securities and Exchange Commission regulations. The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Smith qualifies and is designated as an audit committee financial expert as defined by SEC regulations and the Sarbanes Oxley Act of 2002, while Mr. Garrett holds the responsibility of Audit Committee Chairman.

Compensation Committee. The Compensation Committee approves the compensation objectives for Cordia, establishes the compensation for Cordia’s executive officers and conducts the performance review of the Chief Executive Officer. The Chief Executive Officer recommends compensation changes for members of management other than himself to the Committee which, in turn, approves or amends the recommendations and then presents their recommendations to the full Board for approval. All decisions by the Compensation Committee relating to the compensation of Cordia’s executive officers are reported to and approved by the full Board of Directors. The Compensation Committee utilized a compensation consultant during 2013 to analyze peer data and alternative pay structures for the Chief Executive Officer.

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Nominating and Governance Committee. The Nominating and Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.

Nominating Process. In identifying potential nominees, the Nominating and Governance Committee takes into account such factors as it deems appropriate, including the current size and composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, and the need for specialized expertise, and the potential to contribute to the Company’s development and execution of its strategy. The Committee considers candidates for Board membership suggested by its members and management. The Board will also consider candidates suggested informally by a shareholder of Cordia.

The Committee considers, at a minimum, the following factors in recommending potential new directors, or the continued service of existing directors:

•	The ability of the prospective nominee to represent the interests of the shareholders of Cordia;
•	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•	The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;
•	The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors; and
•	The prospective nominee’s involvement within the communities Cordia serves or anticipates serving.

Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Board of Directors in connection with an annual meeting if the Board of Directors receives timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered. To be timely for the 2015 annual meeting, the notice must be received within the time frame set forth in the section of this proxy statement entitled “Submission of Business Proposals and Shareholder Nominations.” To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in Cordia’s Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to the Corporate Secretary of Cordia, whose address is Cordia Bancorp Inc., 11730 Hull Street Road, P.O. Box 5658, Midlothian, Virginia, 23112.

Board and Committee Meetings

The Board of Directors of Cordia met 14 times during 2013. No director attended fewer than 75% of the total meetings of the Board of Directors and the standing committees on which such director served during 2013.

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Director Attendance at the Annual Meeting of Shareholders

The Board of Directors encourages each director to attend Cordia’s annual meeting of shareholders. All of the directors except for one attended the 2013 annual meeting of shareholders.

Code of Ethics

The Board of Directors has approved a Code of Business Conduct and Ethics for directors, officers and employees of Cordia. The Code addresses such topics as confidentiality of information, conflicts of interest, business conduct, extensions of credit to family members, political contributions and political activities, expectations of the employee and employer, compliance with applicable laws and regulations, accuracy and preservation of records and accounting and financial reporting and conflicts of interest. A copy of Cordia’s Code of Ethics will be provided, free of charge, upon written request by sending the request to Cordia Bancorp Inc., Attn: Chief Financial Officer, P.O. Box 5658, Midlothian, VA 23112, by e-mail to info@cordiabancorp.com or by visiting Bank of Virginia’s website at http://www.bankofva.com.

AUDIT RELATED MATTERS

Report of the Audit Committee

Cordia’s management is responsible for Cordia’s internal controls and financial reporting process. Cordia’s independent registered public accounting firm is responsible for performing an independent audit of Cordia’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees Cordia’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that Cordia’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Cordia Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from Cordia and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with Cordia’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of Cordia’s internal controls, and the overall quality of Cordia’s financial reporting.

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In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of Cordia’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of Cordia’s consolidated financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that Cordia’s consolidated financial statements are presented in accordance with generally accepted accounting principles, that the audit of Cordia’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that Cordia’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in Cordia’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors of

Cordia Bancorp Inc.

G. Waddy Garrett, Chair

Thomas L. Gordon

Raymond H. Smith, Jr.

John P. Wright

Audit Fees

The following table sets forth the fees paid by Cordia to Yount, Hyde & Barbour, P.C. for the fiscal years ended December 31, 2013 and 2012.

	2013	2012
Audit fees (1)	$103,888	$121,677
Audit related fees (2)	3,490	9,414
Tax fees (3)	6,000	7,700

___________________

(1)	Audit fees consist of fees for professional services rendered for the audit of Cordia and Cordia’s consolidated financial statements. The amount also includes fees related to the review of financial statements included in Cordia’s Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K as well as services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees consist of discussions concerning financial accounting and reporting standards.
(3)	Tax services fees consist of fees for compliance tax services, including tax planning and advice and preparation of tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm.

The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation. In accordance with its charter, the Audit Committee shall consider any non-audit services to be performed by the independent registered public accounting firm and shall receive periodic reports from the independent registered accounting firm regarding the independent registered public accounting firm’s independence. This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to Cordia that are prohibited by law or regulation. During the year ended December 31, 2013, all services were approved in advance by the Audit Committee in compliance with these procedures.

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DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as directors and who were not also named executive officers of Cordia during the 2013 fiscal year.

	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation		Total
David C. Bushnell	$8,550	$9,000	$11,000	(2)	$28,550
G. Waddy Garrett	7,350	9,000	—		16,350
Thomas L. Gordon	8,850	9,000	—		17,850
Peter W. Grieve	8,050	9,000	—		17,050
Hunter R. Hollar	8,350	9,000	—		17,350
Raymond H. Smith, Jr.	7,750	9,000	—		16,750
Todd Thomson	6,550	9,000	—		15,550
John P. Wright	7,750	9,000	—		16,750

(1)	These amounts represent the aggregate grant date fair value for restricted stock awards granted during 2013, computed in accordance with FASB ASC Topic 718.
(2)	Represents fees paid to Mr. Bushnell in connection with his service as interim Chief Financial Officer of Cordia and Bank of Virginia during the 2013 fiscal year.

The following table sets forth the applicable retainers and fees that were paid to non-employee directors for their service on the Board of Directors during 2013.

Amount
Board meeting fee	$500
Committee meeting fee	100

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STOCK OWNERSHIP

The following table provides information as of March 31, 2014 about the persons known to Cordia to be the beneficial owners of more than 5% of Cordia’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding (1)

Peter W. Grieve	295,182		10.6%
11730 Hull Street Road
Midlothian, Virginia 23112

Freestone Investments, LLC	181,976	(2)	6.5
Freestone Capital Management, LLC
1918 Eighth Avenue, Suite 3400
Seattle, Washington 98101

Todd Thomson	174,764		6.3
11730 Hull Street Road
Midlothian, Virginia 23112

Jack Zoeller	159,638	(3)	5.7
11730 Hull Street Road
Midlothian, Virginia 23112

___________________

(1)	Based on 2,788,302 shares of the Company’s common stock outstanding and entitled to vote as of March 31, 2014.
(2)	Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2014.
(3)	Includes 8,300 shares that may be acquired upon the exercise of stock options.

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The following table provides information as of April 10, 2014 about the shares of Cordia common stock that may be considered to be owned by each director, nominee for director, executive officers named in the Summary Compensation Table and by all directors, nominees for director and executive officers of Cordia as a group. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

Name	Common Stock		Options Exercisable Within 60 Days	Total	Percent of Shares of Common Stock Outstanding	Series A Preferred Stock		Percent of Shares of Series A Preferred Stock Outstanding
Directors:
David C. Bushnell	75,577		-	75,577	2.7	2.3529		*
G. Waddy Garrett	74,787	(1)	1,328	76,115	2.7	1.1764		*
Thomas L. Gordon	6,019		1,328	7,347	*	2.3529		*
Peter W. Grieve	295,182	(2)	-	295,182	10.6	11.7647		3.2
Hunter R. Hollar	5,515		-	5,515	*	1.1764		*
Michael F. Rosinus	13,691	(3)	-	13,691	*	158.5129	(4)	43.7
Raymond H. Smith, Jr.	51,391		-	51,391	1.9	0.5882		*
Todd Thomson	174,764		-	174,764	6.3	1.1764		*
John P. Wright	36,220		-	36,220	1.3	1.1764		*
David Zlatin	-		-	-	-	29.4117	(5)	8.1
Jack Zoeller	151,338		13,280	164,618	5.9	2.9411		*

Named Executive Officers Who Are Not Also Directors
Richard Dickinson	5,000		18,320	23,320	*	0.2353		*
Roy Barzel	8,771		3,984	12,755	*	0.2353		*
All directors and executive officers as a group (15 persons)	915,755		39,568	955,323	33.8	213.7006		58.9

_____________________________________________

*	Indicates less than 1% ownership.
(1)	Amount includes 2,700 shares held by spouse.
(2)	Includes 10,000 shares held in a trust over which Mr. Grieve has voting and dispositive power.
(3)	Includes 12,762 shares pledged as security.
(4)	Represents shares held by TNH Financial Fund, L.P. with respect to which Mr. Rosinus has shared voting and investment power.
(5)	Represents shares held by Ramat Securities Ltd. with respect to which Mr. Zlatin has shared voting and investment power.

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ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

Cordia’s Board of Directors currently consists of 11 members. The Board is divided into three classes, as nearly equal in number as possible, with three-year staggered terms. Four directors will be elected at the annual meeting to serve for a three-year term or until their respective successors have been elected and qualified, three directors will be elected at the annual meeting to serve for a two-year term or until their respective successors have been elected and qualified, and two directors will be elected at the annual meeting to serve for a one-year term or until their respective successors have been elected and qualified. The nominees for election to a three-year term are David C. Bushnell, G. Waddy Garrett, Peter W. Grieve and Michael F. Rosinus. The nominees for election to a two-year term are and Thomas L. Gordon, Raymond H. Smith, Jr. and David Zlatin. The nominees for election to a one-year term are Hunter R. Hollar and John P. Wright. All of the nominees are currently directors of Cordia.

Pursuant to the terms of a Securities Purchase Agreement, dated as of April 10, 2014, the Company appointed Michael F. Rosinus, a representative selected by TNH Financial Funds, L.P., an affiliate of Tricadia Capital Management LLC, to serve on its Board of Directors. TNH Financial Funds, L.P. will have the right to be represented on the Board of Directors of the Company by one director of its choice, subject to reasonable approval of the Board of Directors, for as long as it beneficially owns at least 5.0% of the Company’s outstanding common stock (whether acquired upon conversion of shares of Series A Preferred Stock or otherwise and including, for this purpose, shares of the Company’s nonvoting common stock). Additionally, pursuant to the terms of the Securities Purchase Agreement, the Company also agreed, not later than May 31, 2014, to appoint David Zlatin to the Board of Directors of the Company and/or nominate him for election as a director at the Company’s 2014 annual meeting of stockholders, subject to satisfaction of the legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the Board of Directors. On April 30, 2014, the Board of Directors elected Mr. Zlatin as a director of the Company and the Bank effective as of May 1, 2014.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, we know of no reason why any nominee might be unable to serve.

Directors will be elected by a plurality of the votes cast. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

The Board of Directors recommends that shareholders vote “FOR” the election of all of the nominees.

Information regarding the directors is provided below. Unless otherwise stated, each person has held his or her current occupation for the last five years. Ages presented are as of December 31, 2013. Based on their respective experiences, qualifications, attributes and skills set forth below, the Board of Directors determined that each current director should serve as a director.

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Board Nominees for Terms Ending in 2017

David C. Bushnell, age 59, has served as a director of BOVA since 2011 and as a director of Cordia since 2013. He is the Chief Risk Officer of Cordia Bancorp. He also is Managing Director of Bushnell Consulting, LLC, a financial service consulting firm and a member of the Board of Directors of RenaissanceRe Holdings Limited, a global provider of insurance coverage. Mr. Bushnell retired from Citigroup in December 2007, after 22 years of service. He served as the Chief Risk Officer of Citigroup from 2003 through 2007 and as Chief Administrative Officer in 2007. Previously, Mr. Bushnell worked for Salomon Smith Barney Inc. (later acquired by Citigroup) and its predecessors in a variety of positions, including as a Managing Director and Chief Risk Officer. Mr. Bushnell began his career at BayBanks Inc., a regional bank holding company headquartered in Boston. He holds a BA in English from Amherst College.

As a former senior risk officer and chief administrative officer of Citigroup, Mr. Bushnell brings to the Board the perspective and experience of an executive who has participated in the management of a large, complex business organization. His experience in the banking industry gives him a deep understanding of BOVA’s business and exposure to risk.

G. Waddy Garrett, age 72, has served as a director at BOVA since 2002 and as a director of Cordia since 2013. He is the President of GWG Financial, LLC, an investment and consulting company located in Richmond, Virginia and a Trustee and Director of the Chesapeake Bay Foundation. He also serves on the Board of Directors of other public and private companies, including Reeds Jewelers, Willard Agri-Service, and New Life Technologies. For 25 years he served as chairman and CEO of Alliance Agronomics, Inc., a regional manufacturer of fertilizer and distributor of ag-chemicals and seed, located in Mechanicsville, Virginia. Prior to that, he served as a Lt. Commander in the U.S. Navy aboard several nuclear submarines. Mr. Garrett’s previous community banking experience includes serving as a Director of Dominion Bank and County Bank of Chesterfield. He holds a BS in Marine Engineering from the U.S. Naval Academy and an M.B.A. in Finance from Harvard University.

Mr. Garrett’s previous bank board experience, in addition to his extensive experience on other public company boards and audit committees, provides Mr. Garrett with a wide set of skills and perspectives to be an effective director.

Peter W. Grieve, age 58, has served as a director of Cordia since 2009 and as a director of BOVA since 2010. He is Co-founder and Chairman of the Board of Directors of Cordia Bancorp. In 2009, he stepped down from a highly successful 25-year career as a Managing Director of Goldman Sachs to help found Cordia Bancorp. At Goldman, Mr. Grieve co-founded, built and led the firm's largest private wealth management practice globally. At Cordia he is responsible for the Company’s capital-raising strategy for individual and institutional investors. In 2013, Mr. Grieve was named a partner and subsequently Chairman of Beach Hem Capital Management, a private hedge firm. Mr. Grieve is a graduate of the U.S. Naval Academy, served as a Marine infantry officer, and holds an MBA from the Tuck School of Business at Dartmouth, where he most recently served on the Board of Overseers. He sits on the Investment Committee of the U.S. Naval Academy Foundation. In addition Mr. Grieve serves on the board of directors of GrassRoot Soccer, an HIV prevention and education organization for African youth through the sport of soccer, and The Mission Continues, a non-profit that facilitates returning veterans to continue their service in their communities.

As a former investment banker, Mr. Grieve brings to the Board significant experience and expertise in public and private debt and equity markets.

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Michael F. Rosinus, age 55, has served as a director of Cordia and BOVA since April 2014. He is a Managing Director of TRF Partners LLC, which is a consultant to Tricadia Capital Management, LLC. Through this relationship, Mr. Rosinus serves as a Senior Advisor to Tricadia Capital Management, LLC focusing on investments in community bank and other financial services. Since 2010, TRF Partners LLC has been the co-general partner of PTMR Capital Partners LP, a fund affiliated with Performance Trust Investment Advisors, which made equity investments in distressed community banks. From 2008 to 2010, he served as co-head of the community bank investment team at Lightyear Capital. From 1998 to 2008 he was the Portfolio Manager at Rosinus Financial Fund LP and Tiedemann Rosinus LP, both of which made investments in community banks. Before joining Tiedemann, Mr. Rosinus was employed in the banking industry for 18 years, serving as the Chief Lending Officer for M&T Bank in New York City and subsequently the Chief Executive Officer of the Commercial Banking Division for Citibank in Chicago. Mr. Rosinus also served as a director of Sun American Bancorp from 2005 to 2010. Mr. Rosinus received his B.A. from Hamilton College and an M.B.A. from the Stern School of Business, New York University.

As an investment professional, fund manager and former banker, Mr. Rosinus brings to the Board significant experience and expertise in public and private equity markets and the banking industry.

Board Nominees for Terms Ending in 2016

Thomas L. Gordon, age 58, has served as a director of BOVA since 2002 and as a director of Cordia since 2013. Senior Partner of Gordon, Dodson, Gordon & Rowlett, Attorneys at Law, Mr. Gordon is a life-long resident of Chesterfield County, Virginia and a graduate of T. C. Williams School of Law at the University of Richmond. Mr. Gordon is a member of the Chesterfield Bar Association and the Family Law Section and the Criminal Law Sections of the Virginia State Bar. Mr. Gordon has over twenty years of experience representing community banks. He served as a director and member of the loan committee for the County Bank of Chesterfield and succeeding banks for 15 years.

Mr. Gordon brings to the Board extensive experience as a bank director and as a lawyer representing community banks, and has an excellent understanding of corporate governance.

Raymond H. Smith, Jr., age 54, has served as a director of Cordia since 2009 and as a director of BOVA since 2010. He is also a co-founder and director of Cordia Bancorp. Since 1992 he has served as President of Smith Brown & Groover, Inc., a securities broker/dealer in Macon, Georgia. In 1997 he became a co-founder of Rivoli Bank and Trust, a commercial bank chartered in Georgia, and served on its board of directors until its sale in 2005. In 2006, he was a founding investor in Patriot Bank of Georgia. Mr. Smith formerly served as chairman of a five-state committee for the Board of the Financial Industry Regulatory Authority, Inc. (FINRA), formerly the National Association of Securities Dealers, and recently completed service on FINRA’s Small Firm Advisory Board in Washington, DC.

After completing his MBA in 1982, Mr. Smith was appointed Vice President at Prudential Capital, where he was responsible for asset and liability management and new product development. Subsequently he developed interest rate hedging strategies as a Vice President at E.F. Hutton in New York, and co-founded Capital Risk Management Corp., where he specialized in asset securitization. Mr. Smith holds leadership positions in various civic and charitable groups in Macon, Georgia. He earned his B.B.A from the University of Georgia and MBA from the University of Texas. Mr. Smith brings to the Board experience in community banks and the issues and challenges faced by start-up institutions.

Mr. Smith’s past board service gives him experience in compensation and corporate governance. Mr. Smith is also designated as BOVA’s Audit Committee financial expert.

David Zlatin, age 62, has served as a director of Cordia and BOVA since May 1, 2014. He has served as Chief Operating Officer and Principal of Ramat Securities, Ltd. (“Ramat”), a registered broker-dealer firm in Cleveland, Ohio, since 1993. Ramat has client accounts of approximately $250 million and specializes in financial securities, restructurings and spin-offs. Mr. Zlatin has also served as a Rabbi at the Beachwood Kehilla Synagogue in Cleveland since 1987. He received B.A. and M.S. degrees as well as his rabbinical ordination from Yeshiva University in New York, and his M.B.A. from Cleveland State University.

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As a senior executive in a regulated entity with experience at financial restructurings, Mr. Zlatin brings to the Board audit and financial expertise and skill in analyzing financial institutions.

Board Nominees for Terms Ending in 2015

Hunter R. Hollar, age 65, has served as a director of BOVA since 2011 and as a director of Cordia since 2013. From 1994 to 2008, he served as Chief Executive Officer of Sandy Spring Bancorp, located in Maryland. Under his leadership at Sandy Spring, Mr. Hollar oversaw the growth of Sandy Spring Bank from $760 million to $3.3 billion in assets, an annualized growth rate of 9.6%, and 10 branches to 40 branches in Maryland and Virginia. Following his retirement from Sandy Spring Bancorp in 2008, he continued to serve as Chairman of the Board until December 2009. Prior to Sandy Spring Bancorp, he served as Senior Vice President and Senior Credit Officer at Dominion Bank in Richmond, Virginia. He also served a three-year term as a Director of the Federal Reserve Bank of Richmond from 2006 to 2008. Mr. Hollar began his banking career in 1972 in Harrisonburg, Virginia. He earned an MBA from James Madison University and a BA in Economics from the University of Virginia.

As a former chief executive officer of a financial institution, Mr. Hollar brings to the Board a wealth of experience and expertise in the banking industry and in managing corporate issues relating to growth, strategic planning and competition. His experience as a senior credit officer also has proved invaluable to the board in its loan approval activities.

John P. Wright, age 56, has served as a director of BOVA since 2010 and as a director of Cordia since 2013. He serves as principal merger and strategy advisor to Cordia Bancorp. Mr. Wright served as a bank equity analyst, salesman, and corporate finance specialist at Keefe, Bruyette, & Woods from 1983 to 1995. Since that time, he has advised institutional investors on their investments in the financial services sector and managed portfolios at SKY Investment Group, Fox-Pitt, Kelton and George Weiss Associates, a market neutral hedge fund. Mr. Wright lectured at the New England School of Banking and is a former President of the Banc Analyst Association of Boston. He is a graduate of Middlebury College and holds an MBA from the Tuck School of Business at Dartmouth.

Mr. Wright brings to the Board experience in capital markets and corporate finance, with particular expertise in bank valuations and mergers and acquisitions.

Directors Continuing in Office

The following director has a term ending in 2015:

Jack Zoeller, age 64, has served as a director of Cordia since 2009 and has served as a director of BOVA and Chairman of its Board of Directors since 2010. He is Co-founder, President and CEO of Cordia Bancorp. He has 33 years of experience in the start-up and turn-around of companies in the banking, financial services and risk management industries. During the last major banking crisis in the U.S., he served as turn-around CEO of ComFed Bancorp, a troubled $1.8 billion asset-size bank holding company in Massachusetts. Early in his career he managed initial public stock offerings and provided financial and merger advice to community banks. From 2006 to 2009 he served on the board and executive committee of a Virginia bank holding company that merged with a healthy community bank and acquired two failed banks from the FDIC.

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Mr. Zoeller began his career in corporate finance at E.F. Hutton in New York, after serving as a U.S. Army Ranger and infantry company commander in the 82d Airborne Division. At Hutton he pioneered the development of credit and interest rate risk strategies and built the first financial guarantee insurance subsidiary on Wall Street. He founded and served as CEO of Hutton Risk Management, Capital Risk Management and AtlantiCare Risk Management, and also served three years as CEO of New England's largest volume mortgage lender. Mr. Zoeller is believed to have been the first bank president asked by the RTC to remain in place during his bank’s conservatorship. Commencing in 1995, he served as founder and CEO of AtlantiCare Inc. and North American Health & Life Insurance Co. Ltd. He has served on 22 corporate and nonprofit boards of directors. Since 2010, he has served on the Defense Business Board at the Pentagon, and also serves as a vising research professor at George Washington University. Mr. Zoeller is a graduate of the U.S. Military Academy at West Point, holds a MPP from the Harvard Kennedy School and an M.Litt. from Oxford University, where he studied as a Rhodes Scholar.

As a chief executive officer previously engaged to turn around a troubled financial institution, Mr. Zoeller brings to the Board valuable experience in managing regulatory compliance, team-building, growth, and strategic planning. His experience with business start-ups and on other boards gives him a breadth of experience in recruiting, capital raising and corporate governance.

The following director has a term ending in 2016:

Todd S. Thomson, age 52, has served as a director of Cordia since 2010 and as a director of BOVA since 2011. He is a founder and the Chairman of Dynasty Financial Partners, a wealth management adviser firm, and founder and CEO of Headwaters Capital, a proprietary investment business. Mr. Thomson formerly served as Chairman and CEO of Citigroup Global Wealth Management, comprised of Smith Barney, The Citigroup Private Bank, and Citigroup Investment Research. With $1.4 trillion in assets and over $10 billion in revenue, Citi GWM ranked as one of the leading wealth management businesses in the world. Mr. Thomson also served for five years as Citigroup CFO, where he led operations, strategy and all finance functions, and oversaw Citigroup Alternative investments, with approximately $15 billion in hedge funds, private equity, and credit structures.

Previously, Mr. Thomson served as CEO of the Citigroup Private Bank from 1999 to 2000 and Senior Vice President of Acquisitions and Strategy from 1998 to 1999. He also served as Vice Chairman of Citibank, N.A. His prior experience includes EVP of Acquisitions and Strategy for GE Capital; Partner, Barents Group; and Manager at Bain and Co. Mr. Thomson is also a member of the Board of the World Resources Institute, the Board of Trustees of Davidson College and Chair of the Wharton Leadership Center Advisory Board. He is a graduate of Davidson College and received his MBA, with distinction, from the Wharton School of the University of Pennsylvania.

As a former senior officer of Citigroup, Mr. Thomson brings to the Board the perspective and experience of an executive who has participated in the management of a large, complex business organization. His experience in the banking industry gives him a deep understanding of Cordia’s business and strategic and financial alternatives.

Item 2 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Yount, Hyde & Barbour, P.C. to serve as Cordia’s independent registered public accounting firm for the 2014 fiscal year, subject to ratification by shareholders. A representative of Yount, Hyde & Barbour, P.C. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

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The ratification of the appointment of the independent registered public accounting firm will be approved if the number of votes cast “for” exceeds the number of votes cast “against.” Abstentions and broker non-votes will not be counted as votes cast and, therefore, will have no effect of outcome of the vote.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares cast at the annual meeting, the Audit Committee of the Board of Directors may consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Yount, Hyde & Barbour, P.C. as Cordia’s independent registered public accounting firm for the 2014 fiscal year.

Item 3 — Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires, beginning in 2013, that we provide our shareholders with the opportunity to express their views, on a non-binding, advisory basis, on the compensation of our named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides shareholders with the opportunity to endorse or not endorse the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors believes that the compensation practices of the Company are appropriately aligned to the long-term success of the Company and the interests of shareholders.

Abstentions and broker non-votes will not be considered votes cast and, therefore, will not be counted in evaluating the results of this vote.

The Board of Directors recommends a vote “FOR” approval of the compensation of the named executive officers.

Item 4 — Advisory Vote on the Frequency of a Shareholder Vote to Approve Executive Compensation

The Dodd-Frank Act requires, among other things, that SEC-reporting companies obtain a non-binding shareholder vote on the frequency of the shareholder votes on executive compensation (at least once every six years) in addition to a non-binding shareholder vote on executive compensation (at least once every three years).

This proposal gives the Company’s shareholders the opportunity to determine whether the frequency of shareholder votes on executive compensation will be every one, two or three years. Shareholders are not being asked to approve or disapprove of the Board’s recommendation, but rather to indicate their own choice as among the frequency options. Shareholders may also abstain from voting on the frequency of shareholder votes on executive compensation.

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Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of shareholder votes on executive compensation.

Abstentions and broker non-votes will not be considered votes cast and, therefore, will not be counted in evaluating the results of this vote.

The Board of Directors recommends a vote for the approval of a shareholder vote to approve the compensation of the named executive officers being conducted “EVERY THREE YEARS.”

Item 5 — Approval of Proposal to Amend the 2011 Stock Incentive Plan

We are seeking shareholder approval to amend the 2011 Stock Incentive Plan to increase the number of shares authorized for issuance by an additional 800,000 shares. In relation to the total of 6,418,173 shares of the Company’s common stock expected to be outstanding (subject to shareholder approval of Proposal 6 below), the proposed additional shares are believed to represent a normal ratio of incentive shares to total shares, based on advice from a community bank compensation expert consulted by the Company.

The Company has never had an equity incentive plan of its own design. Our 2011 Stock Incentive Plan, assumed from Bank of Virginia in 2013, no longer has sufficient available shares to offer a normal range of incentive grants to individuals being recruited, promoted or rewarded for their contributions to the Company. The 2011 Stock Incentive Plan was initially adopted by the Board of Directors of Bank of Virginia and approved by shareholders of Bank of Virginia in May 2011. Cordia assumed the 2011 Stock Incentive Plan in connection with the reorganization of Bank of Virginia as a wholly-owned subsidiary of Cordia in March 2013. At this annual meeting, we will ask shareholders to approve an amendment to the 2011 Stock Incentive Plan to increase by 800,000 the number of shares of common stock that Cordia may issue under the plan. As of March 31, 2014, an aggregate of 89,156 shares of our common stock were subject to options currently outstanding under our existing stock incentive plans and 8,108 shares remained available for future issuance thereunder. If the amendment to the 2011 Stock Incentive Plan is approved, Cordia will have an aggregate of approximately 808,108 shares available for the grant of stock options and stock awards.

The amendment to the 2011 Stock Incentive Plan is to ensure that we have adequate shares to implement our current equity incentive strategy for the next several years. The Board believes that the number of shares proposed represents a reasonable amount of potential equity dilution and expense recognition while still allowing Cordia to continue awarding equity incentives, which is an important part of our overall recruiting and compensation programs. We believe that incentives and stock-based awards focus employees on the objectives of creating shareholder value and promoting Cordia’s success, and that equity compensation plans help to attract, retain and motivate valued employees and directors. The Board believes that an adequate number of shares under an amended 2011 Stock Incentive Plan will promote the interests of Cordia and its shareholders, allow it to compete effectively with other financial institutions and enable Cordia to provide adequate incentives.

The Board approved the amendment to the 2011 Stock Incentive Plan based, in part, on its belief that the aggregate number of shares currently available for new award grants under our existing plans is insufficient to recruit top quality individuals and adequately provide for future incentives.

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Summary Description of the 2011 Stock Incentive Plan

The following is a summary of the material terms of the 2011 Stock Incentive Plan.

 Awards under the 2011 Stock Incentive Plan. The 2011 Stock Incentive Plan provides for the grant of options to purchase Cordia common stock intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code, non-statutory stock options, restricted stock, and other stock-based awards.

Eligibility. Employees of Cordia or one of our subsidiaries or affiliates, and non-employee directors, are eligible to be granted awards under the 2011 Stock Incentive Plan. In addition, any person who has been offered employment by us may be granted awards, but such prospective grantee may not receive any payment or exercise any right relating to the award until he or she has commenced employment or the providing of services.

Shares Available under the 2011 Stock Incentive Plan. To the extent that an award under the 2011 Stock Incentive Plan is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number underlying such award, or otherwise terminated without delivery of shares to the applicable participant, the shares retained by or returned to Cordia will not reduce the number of shares available under the 2011 Stock Incentive Plan. However, shares that are withheld from an award or separately surrendered by a participant in payment of the exercise price or taxes relating to such award will reduce the number of shares available under the 2011 Stock Incentive Plan. Shares delivered under the 2011 Stock Incentive Plan will consist of authorized and unissued shares or treasury shares.

Adjustments. Adjustments to the number and kind of shares subject to the share limitations, as well as to the exercise price, grant price or purchase price relating to any award, are authorized in the event of a large, special and non-recurring dividend or distribution, recapitalization, stock split, stock dividend, reorganization, merger, consolidation, spin-off, business combination or other similar corporate transaction or event affecting our common stock. We are also obligated to adjust outstanding awards upon the occurrence of these types of events to prevent dilution or enlargement of the rights of participants with respect to their awards.

Administration. The 2011 Stock Incentive Plan is administered by the Compensation Committee of the Board of Directors. Subject to the terms and conditions of the 2011 Stock Incentive Plan, the Compensation Committee is authorized to select participants; determine the type and number of awards to be granted and the number of shares to which awards will relate; specify times at which awards will be exercisable or settled; set other terms and conditions of such awards; waive or amend any terms, conditions, restrictions or limitations on an award; prescribe forms of award agreements; establish and interpret performance goals and business criteria in connection with awards and evaluate the level of performance; interpret and specify rules and regulations relating to the 2011 Stock Incentive Plan and correct defects, supply omissions or reconcile inconsistencies; and make all other determinations which may be necessary or advisable for the administration of the 2011 Stock Incentive Plan. The 2011 Stock Incentive Plan authorizes the Compensation Committee to delegate authority to officers or managers to the extent permitted by applicable law, but such delegation will not authorize grants of awards to executive officers without direct participation by the Compensation Committee. The 2011 Stock Incentive Plan provides that members of the Compensation Committee will not be personally liable, and will be fully indemnified, for any action or determination taken or made in good faith with respect to the 2011 Stock Incentive Plan.

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Stock Options. The Compensation Committee is authorized to grant stock options, including both ISOs, which can result in potentially favorable tax treatment to a participant, and non-qualified stock options. ISOs may only be granted to employees of Cordia or certain of our subsidiaries or affiliates. ISOs may not be granted to an employee who owns stock constituting more than 10% of the total combined voting power of all the classes of our stock or the stock of one of our subsidiaries or affiliates. The exercise price of an option will be determined by the Compensation Committee, but may not be less than the fair market value of a share on the grant date. The maximum term of each option will be ten years. Subject to this limit, the times at which each option will be exercisable and provisions requiring forfeiture of unexercised options (and, in some cases, gains realized upon an earlier exercise) at or following termination of employment or upon the occurrence of other events generally are fixed by the Compensation Committee. Options may be exercised by payment of the exercise price in cash or its equivalent, or, at the discretion of the Compensation Committee, using shares having a fair market value equal to the exercise price. These exercise methods may include withholding of option shares to pay the exercise price, tendering previously acquired shares and, to the extent permitted by law, delivering notice to Cordia and instructions to a broker to deliver to Cordia proceeds from the sale of shares to be acquired upon exercise.

Restricted Stock. The Compensation Committee is authorized to grant restricted stock and stock units. Prior to the end of the restricted period, shares granted as restricted stock may not be sold, and will be forfeited in the event of a separation from service in specified circumstances. Aside from the risk of forfeiture and non-transferability, an award of restricted stock may entitle the participant to the rights of a shareholder, including the right to vote the shares and to receive dividends, which dividends could be either forfeitable or non-forfeitable. Any of these rights may be limited by the Compensation Committee.

Other Stock-Based Awards and Stock Bonus Awards. The 2011 Stock Incentive Plan authorizes the Compensation Committee to grant awards that may be denominated or payable in, or otherwise related to, our common stock or factors that may influence the value of our common stock. The Compensation Committee will determine the terms and conditions of such awards. In addition, the Compensation Committee is authorized to grant shares of our stock as a bonus, free of restrictions, or to grant such shares or other awards in lieu of obligations under other plans or compensatory arrangements, subject to such terms as the Compensation Committee may specify.

Other Terms of Awards. Awards will generally be settled in shares of Cordia’s common stock or cash. The Compensation Committee may condition awards on the payment of taxes, and may provide for mandatory withholding of a portion of the shares or other property to be distributed in order to satisfy tax withholding obligations. Awards granted under the 2011 Stock Incentive Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Compensation Committee may permit transfers of awards (other than ISOs) on a case-by-case basis, but such transfers will be allowed only for estate-planning purposes and may not involve transfers to other third parties for value.

The 2011 Stock Incentive Plan authorizes the Compensation Committee to provide for forfeiture of awards and award gains in the event a participant fails to comply with conditions relating to non-competition, non-solicitation, confidentiality, non-disparagement and other requirements for the protection of the our business, including during specified periods following separation from service.

The Compensation Committee will determine, among other things, the vesting schedule of awards, the circumstances resulting in forfeiture of awards, the post-termination exercise periods of options, and the events resulting in acceleration of the right to exercise and the lapse of restrictions. Unless otherwise determined by the Compensation Committee at the time an award is made, a participant’s award(s) under the 2011 Stock Incentive Plan will vest in full upon the participant’s death or disability. In the event a participant’s employment or service is terminated for cause, all unvested awards are forfeited and all unexercised stock options are cancelled.

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Change in Control. The 2011 Stock Incentive Plan provides that, in the event of a Change in Control (as described below), all outstanding awards will immediately vest and become fully exercisable and, any restrictions and forfeiture conditions of such awards will lapse. The Compensation Committee can provide for different treatment of an award upon a Change in Control by so specifying at the grant date. A Change in Control will mean the occurrence of any one of the following events: (i) direct or indirect acquisition by any individual, entity or group of beneficial ownership of 25% or more of the then outstanding common shares of Cordia; (ii) consummation of certain mergers or consolidations of Cordia with any other corporation following which the voting securities of Cordia outstanding represent less than a majority of the combined voting power of the voting securities of Cordia or the surviving entity; (iii) the consummation of a plan of complete liquidation of Cordia or an agreement for the sale or disposition by Cordia of all or substantially all Cordia’s assets; or (iv) within a two year period, a change in the composition of a majority of the Board of Directors of Cordia, as constituted on the first day of such period, that was not supported by two-thirds of the incumbent directors. In the event of a Change in Control, the Committee may unilaterally determine that all outstanding awards are cancelled and that the value of such awards, as determined by the Committee, be paid out in cash in an amount based on the value received by Cordia’s shareholders. However, no cash settlement will occur with respect to any award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such award shall be honored or assumed by any successor to Cordia.

Amendment and Termination of the 2011 Stock Incentive Plan. The Board may amend, suspend or terminate the 2011 Stock Incentive Plan or the Compensation Committee’s authority to grant awards under the 2011 Stock Incentive Plan without the consent of shareholders or participants, except that any amendment to the 2011 Stock Incentive Plan must be submitted to shareholders if an amendment would materially increase the number of shares reserved for issuance and delivery under the 2011 Stock Incentive Plan, change the types of awards available under the 2011 Stock Incentive Plan, expand the class of persons eligible to receive awards under the 2011 Stock Incentive Plan, extend the term of the 2011 Stock Incentive Plan or decrease the exercise price at which options may be granted. Unless earlier terminated, the authority of the Compensation Committee to make grants under the 2011 Stock Incentive Plan will terminate on the tenth anniversary of shareholder approval.

Certain Federal Income Tax Consequences. The following brief description of the tax consequences of stock option and restricted stock awards granted under the 2011 Stock Incentive Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

The grant of a non-statutory stock option is not a taxable event. However, upon the exercise of a non-statutory stock option, an optionee will recognize ordinary income equal to the difference between the option exercise price and the fair market value of Cordia common stock on the date of exercise, multiplied by the number of shares purchased upon exercise of the option. Cordia will receive a tax deduction equal to the ordinary income recognized by the optionee. Employees exercising non-statutory stock options are subject to federal, state and local (if any) tax withholding on the option income. Outside directors are not subject to tax withholding.

The grant of an incentive stock option is not a taxable event, nor is the exercise of an incentive stock option, if an optionee does not dispose of the common stock acquired upon exercise for a period of two years from the date of grant and one year following the date of exercise. If the optionee disposes of the shares before the expiration of the required holding periods, the optionee will have a disqualifying disposition and will recognize ordinary income equal to the difference between the option exercise price and the fair market value of Cordia common stock on the date of exercise, multiplied by the number of shares purchased upon exercise of the option. In such a case, Cordia will receive a tax deduction equal to the ordinary income recognized by the optionee. Currently the Internal Revenue Service does not require tax withholding on disqualifying dispositions.

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When shares of restricted stock vest, the recipient will recognize ordinary income and Cordia will be entitled to a corresponding deduction equal to the fair market value of the stock at such time, unless he or she makes an election under Section 83(b) of the Internal Revenue Code. A restricted stock award recipient who makes an election under Section 83(b) of the Internal Revenue Code will recognize ordinary income at the time of the award and Cordia will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or Cordia at the time of vesting.

New Plan Benefits

If the amendment to the 2011 Stock Incentive Plan is approved, our Compensation Committee will be able to grant awards to eligible participants at its discretion. Consequently, except for the awards noted below, it is not possible to determine at this time the amount or dollar value of awards to be provided under the 2011 Stock Incentive Plan should this proposal be approved.

If the amendment to the 2011 Stock Incentive Plan is approved, it is the intention of the Compensation Committee to grant to the Company’s Chief Executive Officer, Jack Zoeller, options to acquire 15,000 shares of common stock and 66,000 shares of restricted stock. The stock option will have an exercise price equal to the fair market value of the common stock on the date of grant and the restricted stock will vest annually over a period of three years. The stock option also will have performance vesting criteria which must be met in order to vest. Non-employee directors would receive an annual retainer in the form of a stock grant with an approximate value of $10,000. If the amendment to the 2011 Stock Incentive Plan is approved, it is the intention of the Compensation Committee to grant each non-employee director serving at January 1, 2014, 2,300 shares of restricted stock, which will vest monthly through December 31, 2014. The size of grant and monthly vesting term for new Board members will be pro-rated based on the portion of the year actually served.

		Restricted Shares
Name and Position	Number of Options	Dollar Value(1)	Number of Shares	Number of Years to Vest
Jack Zoeller, President and CEO	15,000	$285,120	66,000	3 years
Non-Executive Director Group	—	99,360	23,000	1 year

______________________________

(1)	Based on the closing price of Cordia Common Stock of $4.32 on April 10, 2014.

Equity Compensation Plan Information

The following table sets forth information about Cordia common stock that may be issued upon exercise of options, warrants and rights under all of Cordia’s equity compensation plans as of December 31, 2013.

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Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)

Equity compensation plans approved by security holders	85,656	$8.67	11,608

Equity compensation plans not approved by security holders	30,000	4.84	—

Total	115,656	—	11,608

The amendment to the 2011 Stock Incentive Plan will be approved if the number of votes cast “for” exceeds the number of votes cast “against.” Abstentions and broker non-votes will not be counted as votes cast and, therefore, will have no effect of outcome of the vote.

The Board of Directors unanimously recommends a vote “FOR” approval of the amendment of the 2011 Stock Incentive Plan.

Item 6 — Issuance of Common Stock and Nonvoting Common Stock Upon Conversion of Series A Preferred Stock.

Background and Reasons for Requesting Shareholder Approval

On April 10, 2014, the Company raised $15.4 million in a private placement (the “Private Placement”) of 362.9871 shares of its newly designated Mandatorily Convertible, Noncumulative, Nonvoting, Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) at a purchase price of $42,500 per share. The Series A Preferred Stock was issued pursuant to the terms of a Securities Purchase Agreement, dated as of April 10, 2014, by and among the Company and the investors (the “Investors”) identified therein (the “Securities Purchase Agreement”). The Private Placement was exempt from Securities and Exchange Commission registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The purpose of the Private Placement was to increase the Company’s equity capital and to raise funds for general corporate purposes.

At the close of business on the date that this proposal is approved by shareholders, each share of Series A Preferred Stock will convert into 10,000 shares (the “Conversion Rate”) of Company common stock (the “Common Stock”) or Company nonvoting common stock (the “Nonvoting Common Stock”), as applicable, based on an initial conversion price of $4.25 per share (the “Conversion Price”), subject to adjustment as provided for in the amendment to our articles of incorporation that sets forth the terms of the Series A Preferred Stock (the “Preferred Stock Designation”). For more information on the conversion of the Series A Preferred Stock, see “—Material Terms of Series A Preferred Stock.”

Upon the full conversion of the Series A Preferred Stock, the Company will issue 2,229,434 shares of Common Stock and 1,400,437 shares of Nonvoting Common Stock assuming that the Conversion Rate does not change. The Conversion Rate and the total number of shares of Common Stock and Nonvoting Common Stock to be issued would be adjusted for stock dividends, stock splits and other corporate actions. The Conversion Rate was set using a conversion price for the Common Stock of $4.25. The material terms of the Series A Preferred Stock are discussed below.

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NASDAQ Shareholder Approval Requirement

Because our common stock is listed on the NASDAQ Stock Market, we are subject to the NASDAQ Stock Market Rules. NASDAQ Stock Market Rule 5635 requires shareholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by a company of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book value or market value of the stock. Rule 5635 also requires shareholder approval for certain equity compensation arrangements. Under NASDAQ interpretations of Rule 5635, the issuance of common stock or securities convertible into or exercisable for common stock by a company to its directors, officers or employees in a private placement at a price less than the market value of the stock is considered a form of “equity compensation” by NASDAQ and requires shareholder approval.

The 2,229,434 new shares of Common Stock and 1,400,437 new shares of Nonvoting Common Stock to be issued upon the conversion of the Series A Preferred Stock, including shares to be issued to certain of the Company’s directors and executive officers (and their related interests), will exceed 20% of the common stock and voting power outstanding prior to the closing of the Private Placement and is expected to exceed 20% of the common stock and voting power outstanding prior to the conversion of the Series A Preferred Stock. The $4.25 per share conversion price for the Series A Preferred Stock was less than the book value and market price per share of our common stock at the time of the closing of the Private Placement, and is expected to be less than the book value per share of our common stock immediately prior to the conversion of the Series A Preferred Stock. Therefore, shareholder approval is required pursuant to NASDAQ Stock Market Rule 5635.

The following table shows the amount of shares of Series A Preferred Stock purchased by each of the Company’s directors and executive officers (directly or indirectly) in the Private Placement, the aggregate number of shares of Common Stock and Nonvoting Common Stock into which the shares of Series A Preferred Stock will convert, and the amount of “equity compensation” as interpreted under NASDAQ Stock Market Rule 5635 to each such person as a result of such purchase.

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Name and Title	Number of Series A Preferred Shares Purchased	Aggregate Number of Shares of Common Stock Issuable Upon Conversion of Series A Preferred Shares	Aggregate Difference between Market Price and Conversion Price(1)	Aggregate Number of Shares of Common Stock Beneficially Owned Upon Conversion of Series A Preferred Shares	Percent of Common Stock Beneficially Owned Upon Conversion of Series A Preferred Shares
Roy Barzel	0.2353	2,353	$165	15,108	*
David C. Bushnell	2.3529	23,529	1,647	99,106	2.0
Richard Dickinson	0.2353	2,353	165	25,673	*
G. Waddy Garrett	1.1764	11,764	823	87,879	1.8
Thomas L. Gordon	2.3529	23,529	1,647	30,876	*
Peter W. Grieve	11.7647	117,647	8,235	412,829	8.2
Hunter R. Hollar	1.1764	11,764	823	17,279	*
Mark A. Severson	0.6000	6,000	420	20,500	*
Raymond H. Smith, Jr	0.5882	5,882	412	57,273	1.1
Todd Thomson	1.1764	11,764	823	186,528	3.7
John P. Wright	1.1764	11,764	823	47,984	*
Jack Zoeller	2.9411	29,411	2,059	194,029	3.9
All executive officers and directors as a group (15 persons)	25.7760	257,760	18,043	1,194,412	24.0

________________________________

* Indicates less than 1% ownership.

(1)	The amounts reflect the aggregate difference between the $4.25 initial conversion price of the Series A Preferred Stock and the $4.32 market price of the Common Stock on the date the Company entered into the Securities Purchase Agreement and issued the Series A Preferred Stock in the Private Placement. This difference is considered a form of “equity compensation” under NASDAQ Stock Market Rule 5635. The directors and executive officers of the Company purchased their shares of Series A Preferred Stock at the same price as other independent unaffiliated third party investors in the Private Placement.

Material Terms of Series A Preferred Stock

The following is a summary of the material terms and provisions of the preferences, limitations, voting powers and relative rights of the Series A Preferred Stock as contained in the Preferred Stock Designation included in the Articles of Amendment filed with the Virginia State Corporation Commission, a copy of which is attached as Appendix A to this proxy statement.

Authorized Shares, Stated Value and Liquidation Preference. We have designated 368 shares as “Mandatorily Convertible, Noncumulative, Nonvoting, Perpetual Preferred Stock, Series A,” which have a par value of $0.01 per share and a liquidation preference of $42,500 per share.

Mandatory Conversion and Conversion Limits. The shares of Series A Preferred Stock will convert into Common Stock, and as applicable, into Nonvoting Common Stock as of the close of business on the date the Company’s shareholders approve this proposal (the “Mandatory Conversion Date”). On the Mandatory Conversion Date, all shares of the Series A Preferred Stock will convert into Common Stock, except to the extent such conversion would trigger an “applicable conversion limit” (as described below), in which case a holder of Series A Preferred Stock will receive the minimum number of shares of Nonvoting Common Stock, in lieu of an equal number of shares of Common Stock, so that the holder will not exceed the applicable conversion limit. Pursuant to the Preferred Stock Designation, “applicable conversion limits” include (i) with respect to two Investors, such Investors, together with their affiliates, owning or controlling 5.0% or more of the Company’s voting securities and (ii) with respect to all other Investors, such Investors, together with their affiliates, owning or controlling 10% or more of the Company’s voting securities. The conversion limits were put in place to observe applicable regulatory or investment policy limitations applicable to certain Investors.

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The number of shares of Common Stock and/or Nonvoting Common Stock into which each share of Series A Preferred Stock is convertible is determined by dividing (i) the $42,500 per share liquidation amount by (ii) the applicable Conversion Price, which initially is $4.25 per share, subject to customary anti-dilution adjustments, including in connection with stock dividends or distributions in shares of the Common Stock or subdivisions, splits and combinations of the Common Stock.

A statement of the terms of the Nonvoting Common Stock is included in the Articles of Amendment attached as Appendix A to this proxy statement.

Dividends. Commencing on the date on which shares of Series A Preferred Stock were first issued, holders of shares of outstanding Series A Preferred Stock are entitled to receive, when, as and if declared by the Board out of funds of the Company legally available therefor, noncumulative dividends in arrears at the rate per annum of: (i) 5.0% per share on the liquidation amount beginning on the issuance date of the Series A Preferred Stock; (ii) 7.0% per share for the dividend period beginning on the first Dividend Payment Date (as defined below); and (iii) 9.0% per share for all dividends accruing during all dividend periods beginning on or after the third Dividend Payment Date. Dividends will be payable semi-annually on each June 15th and December 15th, beginning on June 15, 2014 (each, a “Dividend Payment Date”) until the Mandatory Conversion Date.

Dividends on the Series A Preferred Stock are not cumulative. To the extent that the Board does not declare and pay dividends on the Series A Preferred Stock for any dividend period, in full or otherwise, such unpaid dividend shall not accrue and shall cease to be payable. The holders of the Series A Preferred Stock have no right to receive any dividends if the Company’s shareholders approve this proposal on or prior to August 7, 2014.

So long as any shares of Series A Preferred Stock remain outstanding, no dividend may be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of Common Stock or Nonvoting Common Stock, or any other security we may issue that ranks junior to or on parity with the Series A Preferred Stock. Subject to limited exceptions, if dividends payable on all outstanding shares of the Series A Preferred Stock for any period have not been declared and paid, we will not be permitted to declare or pay dividends with respect to, or redeem, purchase, or acquire any shares of our Common Stock.

Ranking. The Series A Preferred Stock ranks, with respect to dividends and distributions on liquidation, winding up and dissolution, senior to our common stock and any other class or series of our stock now existing or hereafter established, the terms of which do not expressly provide that it ranks on a parity with or senior to the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company.

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Voting Rights. The holders of the Series A Preferred Stock will not have any voting rights other than as required by law, except that the approval of the holders of at least 66 2/3% of the Series A Preferred Stock, voting as a separate class, will be required with respect to certain matters, including (i) the authorization, creation or increase of authorized amount of any class or series of senior equity securities or (ii) amendments to the Articles of Incorporation that adversely affect the rights, preferences, privileges or voting powers of the Series A Preferred Stock.

Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, prior to the Mandatory Conversion Date, each holder of shares of Series A Preferred Stock will be entitled to receive for each share of Series A Preferred Stock, out of the assets of the Company or proceeds thereof available for distribution to Company shareholders (subject to the rights of any creditors), payment in an amount equal to the sum of $42,500 per share (or the then-current liquidation amount), plus any declared but unpaid dividends on such share of Series A Preferred Stock. This payment will be made before any distribution of such assets or proceeds is made to or set aside for the holders of common stock and any other junior securities of the Company. If our assets or the proceeds thereof available for distribution among the holders of our Series A Preferred Stock and the holders of shares of all of our other capital stock ranking pari passu with the Series A Preferred Stock are insufficient to pay in full the liquidation preference and liquidation payments on all such other parity securities, then all of the assets available, or the proceeds thereof, after payment of any senior securities, will be distributed among the holders of our Series A Preferred Stock and the holders of the parity securities ratably. A merger, consolidation or sale of all or substantially all of our property or business is not a liquidation, including upon dissolution, under the Preferred Stock Designation.

Redemption. The Series A Preferred Stock is not redeemable by the Company.

Anti-Dilution Provisions. The Conversion Price of the Series A Preferred Stock is subject to customary anti-dilution adjustments, including in connection with stock dividends or distributions in shares of the common stock or subdivisions, splits and combinations of the common stock.

Securities Purchase Agreement

The following is a summary of the material terms of the Securities Purchase Agreement.

Purchase and Sale of Stock. Pursuant to the Securities Purchase Agreement, we agreed to issue and sell 362.9871 shares of Series A Preferred Stock to the Investors at a purchase price of $42,500 per share.

Representations and Warranties. We made customary representations and warranties to the Investors relating to the Company, our business and our capital stock, including with respect to the shares of Series A Preferred Stock issued to the Investors pursuant to the Securities Purchase Agreement. The representations and warranties in the Securities Purchase Agreement were negotiated and made solely for purposes of the Securities Purchase Agreement and are subject to qualifications and limitations agreed to by the respective parties to the Securities Purchase Agreement.

Board Representation and Governance Matters. Under the Securities Purchase Agreement, in connection with the Private Placement, the Company and the Bank appointed Michael F. Rosinus, a representative selected by TNH Financial Funds, L.P., the lead investor in the Private Placement and an affiliate of Tricadia Capital Management, LLC, to serve on their respective Boards of Directors. TNH Financial Funds, L.P. will have the right to be represented on the Board of Directors of the Company and the Bank by one director of its choice, subject to reasonable approval by the Board of Directors, for as long as it beneficially owns at least 5.0% of the Company’s outstanding Common Stock (whether acquired upon conversion of shares of Series A Preferred Stock or otherwise and including, for this purpose, Nonvoting Common Stock). Additionally, pursuant to the terms of the Securities Purchase Agreement, not later than May 31, 2014, the Company also agreed to appoint David Zlatin to the Board of Directors of the Company and the Bank and/or nominate him for election as a director at the Company’s 2014 annual meeting of stockholders, subject to satisfaction of the legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the Board of Directors.

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Preemptive Rights. Subject to certain limited exceptions, Investors purchasing at least 4.9% of the Company’s outstanding Common Stock under the Securities Purchase Agreement have preemptive rights with respect to public or private offerings of Company equity securities (or rights to purchase, or securities convertible into or exercisable for, Company equity securities) during a one-year period after the date of the Securities Purchase Agreement to enable the Investors to maintain their percentage interests of Common Stock beneficially owned.

Agreement to Seek Shareholder Approval. We agreed to call and hold a meeting of our stockholders as promptly as practicable, but no later than 120 days following the issuance of the Series A Preferred Stock, and to cause our Board, subject to its fiduciary duties under Virginia law, to recommend and seek shareholder approval of the issuance of the shares of Common Stock and Nonvoting Common Stock upon the conversion of the Series A Preferred Stock. In addition, we agreed to prepare and file this proxy statement with the Securities and Exchange Commission.

Voting Agreements. In connection with the execution of the Securities Purchase Agreement, each director and executive officer of the Company delivered a voting agreement to the Company agreeing to vote all of his shares of Common Stock in favor of this proposal.

Registration Rights. We have agreed that, within 20 days after the approval of this proposal by shareholders, we will prepare and file a registration statement with the Securities and Exchange Commission covering the resale of the shares of Common Stock and Nonvoting Common Stock issuable upon the conversion of the Series A Preferred Stock.

Transfer Restrictions. The Series A Preferred Stock may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws and other regulatory requirements.

Indemnity. We have agreed to customary indemnification provisions for the benefit of each Investor relating to breaches of representations, warranties and covenants in the Stock Purchase Agreement and in connection with the sale of the Series A Preferred Stock.

Expenses. Each party to the Securities Purchase Agreement will bear and pay its own costs and expenses in connection with the transactions contemplated by the Securities Purchase Agreement, except that we agreed to reimburse one Investor for all legal expenses incurred by the Investor in connection with the Private Placement up to an aggregate of $75,000.

Other Covenants. We agreed to a number of customary covenants, including covenants with respect to the listing on NASDAQ of the new shares of Common Stock to be issued upon the conversion of the Series A Preferred Stock.

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Potential Consequences if Proposal is Approved

Conversion of Series A Preferred Stock into Common Stock. Upon receipt of shareholder approval of this proposal, each share of Series A Preferred Stock will be automatically converted into 10,000 shares of Common Stock and/or Nonvoting Common Stock (subject to adjustment as described herein and in the Preferred Stock Designation), which is equal to the $42,500 per share liquidation amount of the Series A Preferred Stock divided by the Conversion Price (initially $4.25 per share).

Dilution. The outstanding shares of Series A Preferred Stock will be converted into 3,629,871 shares of Common Stock and/or Nonvoting Common Stock. As a result, we expect there to be a dilutive effect on both the earnings per share of our Common Stock and the book value per share of our Common Stock. In addition, our existing holders of Common Stock will incur substantial dilution of their voting power and will own a smaller percentage of our outstanding capital stock.

Rights of Investors. If shareholder approvals are received, (i) the rights and privileges associated with the new shares of Common Stock issued upon the conversion of the Series A Preferred Stock will be identical to the rights and privileges associated with the Common Stock held by our existing common shareholders, including voting rights, and (ii) the rights and privileges associated with the new shares of Nonvoting Common Stock issued upon the conversion of the Series A Preferred Stock will be identical to the rights and privileges associated with the Common Stock held by our existing common shareholders, except that the holders of the Nonvoting Common Stock will not be entitled to vote in respect of such shares except as required by the Virginia Stock Corporation Act.

Elimination of Dividend and Liquidation Rights of Holders of Series A Preferred Stock. Approval of this proposal will result in the elimination of the dividend rights and liquidation preference existing in favor of the Series A Preferred Stock. For more information regarding such dividend rights and liquidation preference, see “—Material Terms of Series A Preferred Stock.”

Improved Balance Sheet and Regulatory Capital Levels. We received aggregate gross proceeds of approximately $15.4 million from the Private Placement, which strengthened our balance sheet and regulatory capital levels. Upon the conversion of the Series A Preferred Stock into Common Stock and Nonvoting Common Stock, our tangible common equity will be further strengthened.

Market Effects. Despite the existence of certain restrictions on transfer, the issuance of shares of our Common Stock and Nonvoting Common Stock upon the conversion of the Series A Preferred Stock could affect trading patterns and adversely affect the market price of our Common Stock. If significant quantities of our Common Stock that are issued upon the conversion of the Series A Preferred Stock are sold (or if it is perceived that they may be sold) into the public market, the trading price of our Common Stock could be adversely affected, although we cannot predict whether these effects will occur, or their magnitude.

Potential Consequences if Proposal is Not Approved

Series A Preferred Stock Remains Outstanding. Unless shareholder approval of this proposal is received or unless our shareholders approve a similar proposal at a subsequent meeting, the Series A Preferred Stock will remain outstanding in accordance with its terms.

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Continuing Dividend Payments. Until shareholders have approved this proposal, we will be required to pay substantial dividends on the Series A Preferred Stock, on a noncumulative basis, when, as and if declared by the Board. For information on dividends payable to the holders of the Series A Preferred Stock, see “—Material Terms of Series A Preferred Stock.”

Restriction on Payment of Dividends. For as long as the Series A Preferred Stock remains outstanding, if dividends payable on all outstanding shares of the Series A Preferred Stock have not been declared and paid, or declared and funds set aside therefor, we will not be permitted to declare or pay dividends with respect to, or redeem, purchase, or acquire any of our common stock.

Liquidation Preference. Until shareholders have approved this proposal, the Series A Preferred Stock will retain a senior liquidation preference over shares of our common stock in connection with any liquidation of the Company and, accordingly, no payments will be made to holders of our common stock upon any liquidation of the Company unless the full liquidation preference on the Series A Preferred Stock is paid.

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Pro Forma Financial Information

To assist in your understanding of the impact of the Private Placement and the conversion of the Series A Preferred Stock, we are providing pro forma financial information. The following pro forma table contains certain financial information as of and for the year ended December 31, 2013. This pro forma table should be read together with our consolidated historical financial statements as of and for the year ended December 31, 2013, and the related Management’s Discussion and Analysis of Financial Condition and Result of Operations, which were included in Cordia’s Annual Report on Form 10-K for the year ended December 31, 2013.

	December 31, 2013
(Dollars in thousands, except per share data)	Actual	As Adjusted Assuming Proposal Is Not Approved (1)	As Adjusted Assuming Proposal Is Approved (2)
Assets:
Cash and cash equivalents	$13,984	$28,119	$28,119
Securities available-for-sale	24,567	24,567	24,567
Securities held to maturity	14,753	14,753	14,753
Restricted securities	1,074	1,074	1,074
Net loans	172,518	172,518	172,518
Other assets	8,252	8,252	8,252
Total assets	$235,148	$249,283	$249,283
Liabilities and Shareholders’ Equity Liabilities:
Deposits	$210,814	$210,814	$210,814
Borrowings	10,000	10,000	10,000
Other liabilities	1,047	1,047	1,047
Total liabilities	221,861	221,861	221,861
Shareholders’ Equity:
Series A Preferred Stock	—	—	—
Voting common stock	28	28	50
Nonvoting common stock	—	—	14
Additional paid-in capital – preferred stock	—	14,135	—
Additional paid-in capital – common stock	18,648	18,648	32,747
Retained deficit	(5,005)	(5,005)	(5,005)
Accumulated other comprehensive income	(384)	(384)	(384)
Total stockholders’ equity	13,287	27,422	27,422
Total liabilities and stockholders’ equity	$235,148	$249,283	$249,283

Book value per share	$4.77	$4.77	$4.27
Tangible book value per share	$4.72	$4.72	$4.25

_________________

(1)	Reflects the net proceeds of the Private Placement of approximately $14.1 million after deducting financial advisory fees and our estimated expenses of approximately $1.3 million. Assumes that this proposal is not approved and, therefore, the 362.9871 shares of Series A Preferred Stock remain outstanding. If the conversion of the Series A Preferred Stock is not approved, then the Series A Preferred Stock will remain outstanding and Cordia will be required to pay dividends on the Series A Preferred Stock as described in “—Material Terms of Series A Preferred Stock—Dividends.”
(2)	Reflects the net proceeds of the Private Placement of approximately $14.1 million after deducting financial advisory fees and our estimated expenses of approximately $1.3 million. Assumes the conversion of 362.9871 shares of Series A Preferred Stock into 2,229,434 shares of Common Stock and 1,400,437 shares of Nonvoting Common Stock based on the initial conversion price of $4.25 per share.

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The following table presents Cordia’s unaudited pro forma earnings per share as adjusted for the pro forma impact of the full conversion of the Series A Preferred Stock into shares of Common Stock and Nonvoting Common Stock, and the conversion of the shares of Nonvoting Common Stock into shares of Common Stock. The pro forma consolidated earnings per share calculations assume no material pro forma impacts to net income for the period shown. Pro forma earnings per share assume the conversion of the Series A Preferred Stock into 3,629,871 shares of Common Stock and Nonvoting Common Stock.

(Dollars in thousands, except share and per share data)	Year Ended December 31, 2013 (as reported)	Conversion Adjustments	Year Ended December 31, 2013 (as adjusted)
Net income available to common shareholders	$696	$—	$696
Weighted average common shares outstanding:
Basic	2,602,357	3,629,871	6,232,228
Diluted	2,615,387	3,629,871	6,245,258
Earnings per common share:
Basic	$0.27	$—	$0.11
Diluted	$0.27	$—	$0.11

Vote Required

This proposal will be approved if the number of votes cast “for” exceeds the number of votes cast “against” the proposal. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will have no effect of outcome of the vote.

Each of the Company’s directors and executive officers has delivered a voting agreement to Cordia agreeing to vote all of his shares of Common Stock in favor of the proposal approving the issuance of Common Stock and Nonvoting Common Stock upon conversion of the Series A Preferred Stock.

The Board of Directors unanimously recommends a vote “FOR” approval of the issuance of the shares of Common Stock and Nonvoting Common Stock in connection with the conversion of the Series A Preferred Stock.

Item 7 — Approval of the Second Amended and Restated Articles of Incorporation

On April 30, 2014, the Board of Directors voted unanimously to submit for shareholder approval a proposed Second Amended and Restated Articles of Incorporation that will consolidate all existing provisions into a single document and remove obsolete provisions from the Company’s current Amended and Restated Articles of Incorporation. The Board of Directors has declared the Second Amended and Restated Articles of Incorporation to be advisable and in the best interests of the Company and its shareholders and recommends that the shareholders approve the Second Amended and Restated Articles of Incorporation.

The Second Amended and Restated Articles of Incorporation reflects the following amendments to the current Amended and Restated Articles of Incorporation:

1.	Deletion of the reference to Series C common stock in Section B.1 of Article III, as all such shares have been converted to common stock.

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2.	Deletion of Section B.4 of Article III, which sets forth the terms of the former Series C common stock.

3.	Deletion of Section E of Article III, which sets forth the terms of the Series A Preferred Stock, which will automatically convert to Common Stock or Nonvoting Common Stock upon receipt of shareholder approval at the annual meeting.

Deletion of the terms of the Series A Preferred Stock is subject to approval of Proposal 6 regarding the issuance of Common Stock and Nonvoting Common Stock upon conversion of the Series A Preferred Stock.

This summary of the Second Amended and Restated Articles of Incorporation is qualified in its entirety by the complete text of the Second Amended and Restated Articles of Incorporation, which is attached as Appendix B to this proxy statement. The current Amended and Restated Articles of Incorporation, as amended, can be found as Exhibit 3.1 to our Registration Statement on Form S-4 (File No. 333-186087) and Exhibit 3.1 of our Current Report on Form 8-K filed on April 10, 2014.

If the Second Amended and Restated Articles of Incorporation is approved, it will become effective upon the filing of Articles of Restatement with the Virginia State Corporation Commission.

Approval of the Second Amended and Restated Articles of Incorporation requires the affirmative vote of two-thirds of the outstanding shares of capital stock entitled to vote. Abstentions and broker non-votes will have the same effect as a vote “Against” the proposal.

The Board of Directors unanimously recommends a vote “FOR” approval of the Second Amended and Restated Articles of Incorporation.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the two next most highly compensated executive officers who served in such capacity at December 31, 2013. These individuals are referred to in this proxy statement as “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	All Other Compensation (1)	Total

Jack Zoeller (3)	2013	$325,000	$6,250	$43,239	$374,489
President and	2012	300,000	—	51,504	351,504
Chief Executive Officer

Richard Dickinson	2013	265,000	5,500	7,760	278,260
President and	2012	265,000	—	7,050	272,050
Chief Operating Officer of
Bank of Virginia

Roy Barzel	2013	175,000	4,375	8,225	187,600
Executive Vice President and	2012	175,000	—	6,995	181,995
Chief Credit Officer of
Bank of Virginia

_________________________________

(1)	Amount includes term life benefits and health, disability and long term care insurance premiums paid on behalf of the employee. For Mr. Zoeller, amount also includes housing allowance, travel allowance, and personal use of an employer-owned vehicle.

Employment Agreement

Cordia is a party to an employment agreement with Jack Zoeller. The employment agreement has a term that expires on December 31, 2016, at which time it will renew automatically for successive one-year terms unless either party gives the other notice of non-renewal at least 60 days prior to the end of the then-current term.

In addition to base salary, Mr. Zoeller is entitled to certain housing and transportation benefits and to participation in corporate benefit plans for which he is eligible. Mr. Zoeller is also entitled to life insurance with a death benefit of $1 million.

Mr. Zoeller will be subject to restrictions on competing against Cordia, soliciting depositors or other customers of Cordia, and recruiting certain employees of Cordia for a period of 12 months following termination of his employment, except that the restriction on competition will cease to apply following a change in control.

See “—Potential Post-Termination Benefits” for a discussion of the potential payments that Mr. Zoeller may receive under his employment agreement upon his separation from service from Cordia.

33

Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of December 31, 2013 concerning vested and unvested unexercised stock options for each named executive officer.

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date
Jack Zoeller	10/26/11	6,640	6,640	6.25	10/26/21
	3/27/13	13,280	—	5.35	3/27/23

Richard Dickenson	8/24/11	3,320	3,320	11.30	8/24/21
	6/8/12	5,000	15,000	5.05	6/8/22
	3/27/13	6,640	—	5.35	3/27/23

Roy Barzel	8/24/11	2,656	2,656	11.30	8/24/21
	3/27/13	5,312	—	5.35	3/27/13

____________________

(1)	The options awarded vest equally and annually over a four-year period from the date of grant.
(2)	Based upon Cordia's closing stock price of $4.16 on December 31, 2013.

Potential Post-Termination Benefits

Under the terms of his employment agreement, if Mr. Zoeller is terminated without cause, or if he resigns for good reason (as defined in the employment agreement), he will be entitled to receive his base salary for a period of 36 months following termination. If any payment made to Mr. Zoeller would constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code, thereby resulting in a loss of an income tax deduction by Cordia or the imposition of an excise tax on Mr. Zoeller under Section 4999 of the Internal Revenue Code, then the payments provided for by the employment agreement will be reduced to one dollar less than the maximum amount that may be paid without causing any such payment to be nondeductible.

If Mr. Zoeller’s shares of restricted stock held as of December 9, 2010 are not fully vested and Mr. Zoeller’s employment is terminated without cause or he resigns for good reason within one year after a change in control, then Mr. Zoeller will be entitled to a lump sum payment equal to 299% of his annual base salary plus his most recent annual bonus. No payment will be made if Mr. Zoeller’s restricted shares vest within one year of the change in control.

The following table summarizes the consequences under Cordia’s 2011 Stock Incentive Plan that would occur with respect to outstanding stock options in the event of termination of employment of a named executive officer.

34

Event	Consequence
Involuntary termination	Unvested stock options will terminate immediately. Vested stock options remain exercisable for three months after the date of termination.

Death or disability	Immediate vesting. Stock options remain exercisable until the earlier of one year from the date of death or termination due to disability or the expiration date of the stock options.

Voluntary termination	Unvested stock options will terminate immediately. Vested stock options remain exercisable for three months after the date of termination.

Change in control	Immediate vesting. Stock options remain exercisable until the expiration of the remaining term of the stock options if the option holder is involuntarily or constructively terminated within 12 months after the change in control.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Cordia’s executive officers and directors, and persons who own more than 10% of any registered class of Cordia’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish Cordia with copies of all Section 16(a) reports they file. Based solely on Cordia’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, Cordia believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Cordia Bancorp Inc. common stock during the year ended December 31, 2013 except for one untimely report on Form 4 by each of Mark Severson and Christy Quesenbery.

Certain Relationships and Related Transactions

Directors and officers and the business and professional organizations with which they are associated have and will continue to have banking transactions, including deposit accounts, loans and loan participations, with Cordia in the ordinary course of business. Any loans and loan commitments are made in accordance with all applicable laws. Such transactions were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with parties not related to the Company, and did not involve more than normal risk of collectability or present other unfavorable features.

Loans to directors and officers must comply with Cordia lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from voting on the approval of any such loan application.

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There were no transactions beyond normal banking transactions, as detailed above, during 2013 between Cordia’s directors or officers and Cordia.

DOCUMENTS INCORPORATED BY REFERENCE

As permitted by Item 13(b) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are “incorporating by reference” into this proxy statement our Annual Report on Form 10-K for the year ended December 31, 2013, which is being delivered to shareholders with this proxy statement.

This proxy statement or information incorporated by reference herein, contains summaries of the material terms of certain agreements that we have filed as exhibits to various SEC filings, as well as certain agreements that we entered into in connection with the transactions discussed in this proxy statement. Copies of the definitive agreements will be made available without charge to you by making a written or oral request to us.

Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this proxy statement.

We will provide to each person, including any beneficial owner, to whom a proxy statement is delivered, upon written or oral request and without charge, a copy of the documents referred to above that we have incorporated by reference. You can request copies of such documents, without charge, if you write us at: Cordia Bancorp Inc., 11730 Hull Street Road, Midlothian, Virginia 23112, or contact the Company’s Corporate Secretary by telephone at (804) 744-7576. The documents referred to above are also available from the EDGAR filings that can be obtained through the SEC’s website at http://www.sec.gov or our website at http://www.bankofva.com.

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SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

Cordia must receive proposals that shareholders seek to include in the proxy statement for Cordia’s next annual meeting no later than January 12, 2015. If next year’s annual meeting is held on a date that is more than 30 calendar days from June 25, 2015, a shareholder proposal must be received by a reasonable time before Cordia begins to print and mail its proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Cordia’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nomination and/or proposals to Cordia’s Secretary not less than 60 days nor more than 90 days prior to the date of the annual meeting. However, if less than 71 days’ notice or prior public disclosure of the annual meeting is given to shareholders, such notice must be delivered not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from Cordia.

SHAREHOLDER COMMUNICATIONS

Cordia encourages shareholder communications to the Board of Directors and/or individual directors. All communications from shareholders should be addressed to Cordia Bancorp Inc., 11730 Hull Street Road, Midlothian, Virginia 23112. Communications to the Board of Directors should be sent to the attention of John P. Wright, Corporate Secretary. Communications to individual directors should be sent to such director at Cordia’s address. Shareholders who wish to communicate with a committee of the Board of Directors should send their communications to the attention of the Chairman of the particular committee, with a copy to Peter W. Grieve, the Chairman of the Nominating and Corporate Governance Committee. It is in the discretion of the Nominating and Corporate Governance Committee as to whether a communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

Cordia’s Annual Report on Form 10-K has been included with this proxy statement. Any shareholder who has not received a copy of the Annual Report on Form 10-K may obtain a copy by writing to the Corporate Secretary of Cordia. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

37

APPENDIX A

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

CORDIA BANCORP INC.

1. Name of Corporation. The name of the Corporation is Cordia Bancorp Inc.

2. Text of Amendments.

A. The third paragraph of Article III, Section B, subsection 1 of the Corporation’s Articles of Incorporation (the “Articles of Incorporation”) shall be amended to read as follows in order to reclassify undesignated shares of common stock into a new class of nonvoting common stock:

The shares of common stock that the Corporation shall have authority to issue shall consist of:

a. One hundred twenty million (120,000,000) shares of common stock (“Common Stock”);

b. Five million (5,000,000) shares of Series C common stock (“Series C Common Stock”);

c. Five million (5,000,000) shares of nonvoting common stock (“Nonvoting Common Stock”); and

d. Seventy million (70,000,000) shares of common stock not designated as part of a class or series pursuant to this Article III or any other provision of these Articles of Incorporation (“Undesignated Common Stock”).

B. Article III, Section B of the Articles of Incorporation shall be amended to add a new subsection 5 to fix the terms, including the preferences, rights and limitations, of the Corporation’s Nonvoting Common Stock, all as set forth in Exhibit A attached hereto.

C. Article III of the Articles of Incorporation shall be amended to add a new Section E to fix the terms, including the preferences, rights and limitations, of the Corporation’s Mandatorily Convertible, Noncumulative, Nonvoting, Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”), all as set forth in Exhibit B attached hereto.

3. Adoption and Date of Adoption. Pursuant to Section 13.1-639.A of the Virginia Stock Corporation Act (the “Act”), Article III, Section A, and Article III, Section B, subsection 3 of the Articles of Incorporation permit the Corporation’s Board of Directors to amend the Articles of Incorporation in order to classify any unissued shares into one or more classes and to establish the terms, including preferences, limitations and relative rights, of any such class; and Article III, Section C of the Articles of Incorporation permits the Corporation’s Board of Directors to amend the Articles of Incorporation in order to establish the terms, including preferences, limitations and relative rights, of one or more series of the Corporation’s authorized class of serial preferred stock without the approval of the Corporation’s shareholders.

The Corporation certifies that the foregoing amendments were adopted on January 29, 2014 by the Corporation’s Board of Directors without shareholder approval pursuant to the above referenced sections of the Act and Articles of Incorporation. The Corporation has not issued any shares of Nonvoting Common Stock or Series A Preferred Stock as of the date hereof.

A-1

4. Effective Date and Time. The foregoing amendments to the Articles of Incorporation shall become effective when the Virginia State Corporation Commission issues the certificate of amendment for such amendments.

[Remainder of Page Intentionally Left Blank]

A-2

[Signature Page to Articles of Amendment]

Dated: April 8, 2014	CORDIA BANCORP INC.

	By:	/s/ Jack Zoeller
	Name:	Jack Zoeller
	Title:	President and Chief Executive Officer

A-3

Exhibit A

Article III

Section B, subsection 5 Nonvoting Common Stock

Except as set forth in this subsection 5, the Common Stock and the Nonvoting Common Stock shall have the same rights and privileges, share ratably in all assets of the Corporation upon its liquidation, dissolution or winding-up, be entitled to receive dividends in the same amount per share and at the same time when, as and if declared by the Corporation’s board of directors, and be identical in all other respects as to all other matters, except voting.

(a)     The holders of Nonvoting Common Stock shall have no voting rights except as required by the Virginia Stock Corporation Act. Notwithstanding the foregoing, and in addition to any other vote required by law, the affirmative vote of the holders of a majority of the outstanding shares of Nonvoting Common Stock, voting separately as a class, shall be required to amend the Corporation’s Articles of Incorporation, as amended, to adversely affect the designation, preferences, limitations or relative rights of all or part of the shares of Nonvoting Common Stock. Where shares of Nonvoting Common Stock are entitled to vote, each holder of Nonvoting Common Stock shall have one vote in respect of each share of Nonvoting Common Stock held of record solely on the matters as to which such shares are entitled to vote and subject to the rights and limitations specified by the Virginia Stock Corporation Act.

(b)      In the event of any stock split, combination or other reclassification of shares of either the Common Stock or the Nonvoting Common Stock, the outstanding shares of the other class shall be proportionately split, combined or reclassified in a similar manner; provided, however, that in any such transaction, holders of Common Stock shall receive only shares of Common Stock in respect of their shares of Common Stock and holders of Nonvoting Common Stock shall receive only shares of Nonvoting Common Stock in respect of their shares of Nonvoting Common Stock.

(c)      No transfer of shares of Nonvoting Common Stock by the initial holder thereof shall be permitted, except (i) in a Permitted Transfer, (ii) to an Affiliate of the initial holder of the Nonvoting Common Stock to be transferred or (iii) to the Corporation. A “Permitted Transfer” means a transfer by a holder of Nonvoting Common Stock (i) in a widespread public distribution; (ii) in which no transferee (or group of associated transferees) would receive two percent (2%) or more of any class of voting securities of the Corporation; or (iii) to a transferee that would control more than fifty percent (50%) of the voting securities of the Corporation without any transfer from such holder of Nonvoting Common Stock. “Affiliate” means, with respect to any person, any person directly or indirectly, controlling, controlled by or under common control with, such other person. Each share of Nonvoting Common Stock shall be converted automatically into one share of Common Stock incident to a transfer of such share of Nonvoting Common Stock to a transferee in a Permitted Transfer. The issuance of certificates, if any, for shares of Common Stock upon conversion of Nonvoting Common Stock shall be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance. The Corporation shall cooperate with the timely conversion of Nonvoting Common Stock subject to compliance with applicable law and regulations.

(d)      The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock or shares held in treasury for the Corporation, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Nonvoting Common Stock.

(e)     In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, each share of Nonvoting Common Stock will at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that each share of Common Stock would be entitled to receive as a result of such transaction, provided that at the election of the holder of shares of Nonvoting Common Stock, any securities issued with respect to the Nonvoting Common Stock shall be nonvoting under the resulting institution’s organizational documents to the same extent as the Nonvoting Common Stock is nonvoting and the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of a majority of the Nonvoting Common Stock then outstanding) and take such other actions necessary to ensure that the holders of the Nonvoting Common Stock shall retain securities with substantially the same rights and benefits, including the right to convert nonvoting common stock into common stock, as the Nonvoting Common Stock. Subject to the immediately preceding sentence, in the event the holders of Common Stock are provided the right to convert or exchange Common Stock for stock or securities, cash and/or any other property, then the holders of the Nonvoting Common Stock shall be provided the same right based upon the number of shares of Common Stock such holders would be entitled to receive if such shares of Nonvoting Common Stock were converted into shares of Common Stock immediately prior to such offering. In the event that the Corporation offers to repurchase shares of Common Stock from its shareholders generally, the Corporation shall offer to repurchase Nonvoting Common Stock pro rata based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such repurchase. In the event of any pro rata subscription offer, rights offer or similar offer to holders of Common Stock, the Corporation shall provide the holders of the Nonvoting Common Stock the right to participate based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such offering; provided that at the election of such holder, any shares issued with respect to the Nonvoting Common Stock shall be issued in the form of Nonvoting Common Stock rather than Common Stock.

A-4

Exhibit B

Article III

Section E. Mandatorily Convertible, Noncumulative, Nonvoting, Perpetual Preferred Stock, Series A

1. Designation. There is created hereby from the Corporation’s authorized, undesignated and unissued shares of Preferred Stock, a series of Preferred Stock designated as the “Mandatorily Convertible, Noncumulative, Nonvoting, Perpetual Preferred Stock, Series A”, $0.01 par value per share (the “Series A Preferred Stock”).

2. Number of Shares. The total number of authorized shares of Series A Preferred Stock shall be 363 shares, which may from time to time be increased or decreased (but not below the number then outstanding) by the Corporation’s Board of Directors.

3. Definitions. As used herein, the following terms shall have the meanings specified below:

“Affiliate” of any Person means any other Person controlling, controlled by or under common control with such particular person or entity. The term “control” (including the terms “controlling”, “controlled” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Applicable Conversion Limits” has the meaning set forth in Section 5(a)(i)(B).

“Articles” means the Corporation’s Articles of Incorporation, as amended.

“Average VWAP” means the average of the VWAP for each Trading Day in the relevant period.

“BHC Act” means the federal Bank Holding Company Act of 1956, as amended, and the Federal Reserve regulations thereunder.

“BHC Affiliates” means, with respect to any Person, its Affiliates, all of its “affiliates” as defined in the BHC Act or Regulation Y of the Federal Reserve, and any other Persons designated by such Person as BHC Affiliates of such Person solely for purposes of this Article III Section E.

“Board” or “Board of Directors” means the Corporation’s board of directors or, with respect to any action to be taken by such board of directors, any committee of the board of directors duly authorized to take such action.

“Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York or Richmond, Virginia are authorized or required by law, regulation or executive order to close.

“CIBC Act” means the federal Change in Bank Control Act, as amended, and the Federal Reserve regulations thereunder.

“Common Stock” means the common stock, par value $0.01 per share, of the Corporation.

“Conversion” has the meaning set forth in Section 5(a)(1).

“Conversion Date” has the meaning set forth in Section 5(a)(1).

“Conversion Price” means the Liquidation Amount per share of Series A Preferred Stock divided by the Conversion Rate then in effect. The initial Conversion Price is $4.25.

“Conversion Rate” means, initially, 10,000 shares of Common Stock per share of Series A Preferred Stock issuable upon a Conversion, based on an initial Conversion Price of $4.25 per share of Common Stock, and is subject to adjustment as provided herein. To the extent any Holder of Series A Preferred Stock receives any shares of Nonvoting Common Stock upon a Conversion, such Holder shall receive, initially 10,000 shares of Nonvoting Common Stock per share of Series A Preferred Stock, based on an initial Conversion Price of $4.25 per share of Nonvoting Common Stock, and is subject to adjustment as provided herein.

A-5

“Corporation” has the meaning set forth in the preamble.

“Current Market Price” of the Common Stock on any day, means the Average VWAP of the Common Stock for the 10 consecutive Trading Days ending on the earlier of the day in question and the day before the ex-date or other specified date with respect to the issuance or distribution requiring such computation, appropriately adjusted to take into account the occurrence during such period of any event described in clauses (i) through (vi) of Section 6(d). For purposes of this definition, “ex-date” means the first date on which the shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive an issuance or distribution.

“Depositary” means DTC or its nominee, Cede & Co., or any successor appointed by the Corporation.

“Dividend Payment Date” means June 15 and December 15 of each year, commencing June 15, 2014.

“Dividend Payment Commencement Date” means August 7, 2014.

“Dividend Period” means the period commencing on and including a Dividend Payment Date (or, with respect to the first Dividend Period, commencing on and including the Issue Date) and ending on and including the day immediately preceding the next succeeding Dividend Payment Date.

“DTC” means The Depository Trust Company.

“Electing Share” has the meaning set forth in Section 7(a).

“Exchange Property” has the meaning set forth in Section 7(a).

“Expiration Date” has the meaning set forth in Section 6(d)(vi).

“Federal Reserve” means the Board of Governors of the Federal Reserve System.

“Holder” means the Person in whose name the shares of the Series A Preferred Stock are registered, which may be treated by the Corporation and the Transfer Agent as the absolute owner of the shares of Series A Preferred Stock for the purpose of making payment and settling conversions and for all other purposes.

“Issue Date” means the first date of issuance of shares of Series A Preferred Stock.

“Junior Stock” means the Common Stock, the Nonvoting Common Stock and any other class or series of capital stock of the Corporation (including Preferred Stock of any other series) issued in the future, unless the terms of which expressly provide that it ranks senior to, or on a parity with, Series A Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation.

“Liens” has the meaning set forth in Section 8(b).

“Liquidation Amount” means, initially, $42,500 per share of Series A Preferred Stock (as subsequently adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series A Preferred Stock).

“Liquidation Preference” has the meaning set forth in Section 10(a).

“Market Disruption Event” means any of the following events has occurred: (i) any suspension of, or limitation imposed on, trading by the SEC or the relevant exchange or quotation system during any period or periods aggregating one half-hour or longer and whether by reason of movements in price exceeding limits permitted by the SEC or relevant exchange or quotation system or otherwise relating to the Common Stock or in futures or option contracts relating to the Common Stock on the relevant exchange or quotation system, (ii) any event (other than a failure to open or a closure as described below) that disrupts or impairs the ability of market participants during any period or periods aggregating one half-hour or longer in general to effect transactions in, or obtain market values for, the Common Stock on the relevant exchange or quotation system or futures or options contracts relating to the Common Stock on any relevant exchange or quotation system, or (iii) the failure to open of the exchange or quotation system on which the Common Stock or futures or options contracts relating to the Common Stock are traded or the closure of such exchange or quotation system prior to its respective scheduled closing time for the regular trading session on such day (without regard to after hours or other trading outside the regular trading session hours), unless such earlier closing time is announced by such exchange or quotation system at least one hour prior to the earlier of the actual closing time for the regular trading session on such day and the submission deadline for orders to be entered into such exchange or quotation system for execution at the actual closing time on such day.

A-6

“Nasdaq” means the Nasdaq Capital Market or other Nasdaq market in which the Corporation’s Common Stock is then traded.

“Nonvoting Common Stock” means, as and when authorized by the Corporation, the nonvoting common stock, par value $0.01 per share, of the Corporation, which security is identical to the Common Stock in all respects, except that it has no voting rights other than as may be required by the Virginia Stock Corporation Act.

“Notice of Conversion” has the meaning set forth in Section 5(b).

“Parity Stock” means any class or series of capital stock of the Corporation (other than the Series A Preferred Stock) authorized in the future, the terms of which expressly provide that such class or series will rank on a parity with Series A Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation (in each case without regard to whether dividends accrue cumulatively or noncumulatively).

“Permitted Transfer” means a transfer of Series A Preferred Stock by any Holder: (i) in a widespread public distribution; (ii) in which no transferee (or group of associated transferees) would receive two percent (2%) or more of any class of Voting Securities of the Corporation; or (iii) to a transferee that would control more than fifty percent (50%) of the Voting Securities of the Corporation without any transfer from the Holder.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

“Preferred Stock” means any and all series of the Corporation’s preferred stock, including the Series A Preferred Stock.

“Purchased Shares” has the meaning set forth in Section 6(d)(vi).

“Record Date” means, (i) with respect to payment of dividends on outstanding shares of Series A Preferred Stock pursuant to the first sentence of Section 4(a), the 1st calendar day of the month in which the relevant Dividend Payment Date occurs or such other record date fixed by the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date, (ii) for purpose of an adjustment to the Conversion Rate pursuant to Section 6, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise), and (iii) any other record date established by the Board of Directors for dividends on Common Stock.

“Record Holder” means, as to any day, the Holder of record of outstanding shares of Series A Preferred Stock as they appear on the stock register of the Corporation or its Transfer Agent at the close of business on such day.

“Reorganization Effective Time” has the meaning set forth in Section 7(a).

“Reorganization Event” has the meaning set forth in Section 7(a).

“Scheduled Holder” means TNH Financial Fund, L.P. and Ramat Securities, Ltd.

“SEC” means the United States Securities and Exchange Commission.

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“Series A Preferred Stock” has the meaning set forth in Section 1.

“Series A Preferred Stock Certificate” has the meaning set forth in Section 20.

“Shareholder Approval” means approval by the Corporation’s shareholders necessary to approve the issuance of Common Stock and Nonvoting Common Stock upon conversion of the Series A Preferred Stock for purposes of Rule 5635 of the Nasdaq Listing Rules.

“Spin-Off” has the meaning set forth in Section 6(d)(iv)(B).

“Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) the Nasdaq is open for trading, or, if the Common Stock (or any other securities, cash or other property into which shares of the Series A Preferred Stock becomes convertible in connection with any Reorganization Event) is not listed on the Nasdaq, any day on which the principal national securities exchange or trading system on which the Common Stock (or such other property) is listed or traded is open for trading, or, if the Common Stock (or such other property) is not listed on a national securities exchange or traded on a trading system, any Business Day. A “Trading Day” only includes those days that have a scheduled closing time of 4:00 P.M. Eastern Time or the then standard closing time for regular trading on the relevant exchange or trading system.

“Transfer Agent” means, initially, Registrar and Transfer Company, and any successor transfer agent as provided in Section 19. The Transfer Agent shall also be the registrar for the Series A Preferred Stock.

“U.S. Alien Holder” means a Holder that is not treated as a United States person for U.S. federal income tax purposes as defined under Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended from time to time.

“Voting Ownership Interest” means, with respect to any particular date and with respect to any Holder, the percentage of any class of Voting Securities of the Corporation deemed to be owned or controlled by the Holder (when aggregated with its BHC Affiliates) for purposes of, and in accordance with, the BHC Act and its implementing regulations and guidance.

“Voting Securities” has the meaning set forth in the BHC Act and any rules and regulations promulgated thereunder.

“VWAP” means, on any Trading Day the volume weighted average price per share of the Common Stock as displayed on Bloomberg (or any successor service) in respect of the period from 9:30 A.M. to 4:00 P.M., Eastern Time, on such Trading Day; or, if such price is not available, the volume weighted average price means the market value per share of the Common Stock on such trading day as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose.

4. Dividends.

(a) Holders of outstanding shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of Corporation funds legally available therefor, noncumulative dividends in arrears, payable semi-annually on each Dividend Payment Date beginning on the Dividend Payment Commencement Date until the Conversion Date, at the following respective rates during each of the following respective periods (each rate expressed as an annual rate on the applicable per share Liquidation Amount):

(i) 5.0% per annum for the Dividend Period beginning on the Issue Date;

(ii) 7.0% per annum for the Dividend Period beginning on the first Dividend Payment Date; and

(iii) 9.0% per annum for the dividends accruing during all Dividend Periods beginning on or after the third Dividend Payment Date.

Following the Conversion Date, no dividends shall be payable or shall accrue on outstanding shares of Series A Preferred Stock. If any Dividend Payment Date is not a Business Day, the dividend payable on such date shall be paid on the next succeeding Business Day without adjustment and without interest. Accumulations of dividends on shares of Series A Preferred Stock shall not bear interest. Dividends payable for any period other than a full Dividend Period (based on the number of actual days elapsed during the period) shall be computed on the basis of days elapsed over a 360-day year consisting of twelve 30-day months.

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(b) Dividends on the Series A Preferred Stock are not cumulative. To the extent that the Corporation’s Board of Directors does not declare and pay dividends on the Series A Preferred Stock for a Dividend Period prior to the related Dividend Payment Date, in full or otherwise, such unpaid dividend shall not accrue and shall not be payable. The Corporation shall have no obligation to pay dividends for such Dividend Period after the Dividend Payment Date for such Dividend Period or to pay interest (or any other sum of money in lieu of interest) with respect to such scheduled, but missed dividends, whether or not the Corporation declares dividends on the Series A Preferred Stock for any subsequent Dividend Period.

(c) So long as any share of Series A Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid upon, or any sum set apart for the payment of dividends upon, the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Corporation or any of its subsidiaries unless all dividends on all outstanding shares of the Series A Preferred Stock for any Dividend Period have been declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the Holders of shares of Series A Preferred Stock on the applicable Record Date). The foregoing limitation shall not apply to (i) any dividends or distributions of rights or Junior Stock in connection with a shareholders’ rights plan or any redemption or repurchase of rights pursuant to any shareholders’ rights plan; and (ii) the acquisition by the Corporation or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than for the beneficial ownership by the Corporation or any of its subsidiaries), including as trustees or custodians.

(d) When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the Holders thereof on the applicable Record Date) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon shares of Series A Preferred Stock and any shares of Parity Stock, all dividends declared on shares of Series A Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as full dividends payable on the Series A Preferred Stock for such Dividend Period and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to the dividends being declared by the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. If the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Corporation will provide written notice to the Holders of shares of Series A Preferred Stock prior to such Dividend Payment Date.

(e) If the Conversion Date is on or prior to the Dividend Payment Commencement Date, no Holder of shares of Series A Preferred Stock will have any right to receive any dividends on the Series A Preferred Stock with respect to such Dividend Period, whether upon the Conversion or otherwise.

(f) All dividends on shares of Series A Preferred Stock shall be paid solely in cash.

(g) Prior to the Conversion Date, shares of Common Stock and, as applicable, shares of Nonvoting Common Stock, issuable upon such Conversion shall not be deemed outstanding for any purpose, and Holders of shares of Series A Preferred Stock shall have no rights as holders or otherwise with respect to the Common Stock or, if applicable, Nonvoting Common Stock (including voting rights, rights to respond to tender offers for the Common Stock and rights to receive any dividends or other distributions on the Common Stock or Nonvoting Common Stock other than as expressly set forth in Section 4(a)) by virtue of holding shares of Series A Preferred Stock.

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5. Mandatory Conversion; Conversion Procedures; Permitted Transfers.

(a) Mandatory Conversion; Limitations on Beneficial Ownership.

(i) Effective as of the close of business on the Business Day on which the Shareholder Approval is received (the “Conversion Date”), all shares of Series A Preferred Stock shall, without any action by the Holders, automatically convert into the number of shares of Common Stock and, as applicable, shares of Nonvoting Common Stock, as set forth below (the “Conversion”). The number of shares of Common Stock into which a share of Series A Preferred Stock shall be convertible shall be determined by dividing the Liquidation Amount by the Conversion Price (subject to the conversion procedures of Section 6 hereof) plus cash in lieu of fractional shares in accordance with Section 9 hereof; provided, however, that if such conversion would result in:

(A) except as provided by Section 5(a)(iii), a Holder, together with all BHC Affiliates of the Holder, owning or controlling in the aggregate a Voting Ownership Interest of 10.0% or more, excluding for the purpose of this calculation any reduction in ownership resulting from transfers by such Holder and its BHC Affiliates of Voting Securities of the Corporation (the “Conversion Limit”); or

(B) a Scheduled Holders, together with all BHC Affiliates of the Scheduled Holder, owning or controlling in the aggregate a Voting Ownership Interest of 5.0% or more, excluding for the purpose of this calculation any reduction in ownership resulting from transfers by the Scheduled Holder and its BHC Affiliates of Voting Securities of the Corporation (such limit, with the Conversion Limit, the “Applicable Conversion Limits”), then such Holder shall receive the minimum number of shares of Nonvoting Common Stock, in lieu of an equal number of shares of Common Stock, such that the Holder will not exceed any Applicable Conversion Limits.

(ii) Upon the Conversion Date, each Series A Preferred Stock Certificate shall represent solely the right to receive (A) a certificate representing the number of shares of Common Stock issuable upon the Conversion Date for the shares of Series A Preferred Stock formerly represented by each such Series A Preferred Stock Certificate, and (B) if applicable, a certificate representing the number of shares of Nonvoting Common Stock issuable upon the Conversion Date for the shares of Series A Preferred Stock formerly represented by each such Series A Preferred Stock Certificate, in each case upon proper surrender of such Series A Preferred Stock Certificate to the Corporation or cancellation of such book entries on the Corporation’s or its Transfer Agent’s records, as applicable.

(b) Upon the Conversion, the Corporation shall provide promptly, but in any event within five (5) Business Days thereafter, notice to each Holder (such notice a “Notice of Conversion”). In addition to any information required by applicable law or regulation, the Notice of Conversion with respect to such Holder shall state, as appropriate:

(i) the Conversion Date;

(ii) a form of letter of transmittal to be completed and returned to the Transfer Agent;

(iii) the number of shares of Common Stock and, as applicable, Nonvoting Common Stock (plus cash in lieu of fractional shares, if any pursuant to Section 9) receivable upon such Conversion for each share of Series A Preferred Stock held of record by such Holder upon such Conversion; and

(iv) the place or places where Series A Preferred Stock Certificates (if held in certificated form) held of record by such Holder are to be surrendered for issuance of certificates representing shares of Common Stock and, if applicable, Nonvoting Common Stock.

(c) Upon receipt by the Transfer Agent of a completed and duly executed letter of transmittal as contemplated by Section 5(b), and proper surrender of the Series A Preferred Stock Certificate (if held in certificated form), the Corporation shall, within two (2) Business Days following notification from the Transfer Agent of the proper surrender of such Series A Preferred Stock Certificate, instruct the Transfer Agent to (i) issue a certificate for that number of shares of Common Stock issuable upon Conversion of the shares of Series A Preferred Stock represented by such certificate, and (ii) if applicable, a certificate representing the number of shares of Nonvoting Common Stock issuable upon Conversion.

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(d) No transfer of shares of Series A Preferred Stock by a Holder to a transferee shall be permitted, except (i) in a Permitted Transfer, or (ii) to a BHC Affiliate of such Holder.

6. Certain Conversion Procedures and Adjustments.

(a) On the Conversion Date, the Series A Preferred Stock converted shall no longer be outstanding, and dividends shall no longer accrue, be declared or paid on any shares of Series A Preferred Stock converted for the current Dividend Period and any prior Dividend Periods and, in each case, subject to the right of Holders of such shares to receive solely (i) the number of shares of Common Stock and, if applicable, Nonvoting Common Stock into which such shares of Series A Preferred Stock are convertible, and (ii) payments, if any, to which such Holders are entitled pursuant to Sections 5 and 9, as applicable.

(b) Shares of Series A Preferred Stock duly converted in accordance herewith, or otherwise reacquired by the Corporation, shall resume the status of authorized and unissued Preferred Stock, undesignated as to series and available for future issuance, provided that any such cancelled shares of Series A Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Series A Preferred Stock.

(c) The Record Holder of the Series A Preferred Stock converted shall be solely entitled to receive the Common Stock and, if applicable, Nonvoting Common Stock, and/or cash, securities or other property, if any, issuable upon the Conversion, and, prior to the Conversion, shall not be treated for any purpose as the Record Holder(s) of such shares of Common Stock, Nonvoting Common Stock, and/or other securities. No shares of Common Stock or, if applicable, Nonvoting Common Stock, issuable upon the Conversion shall be issued to a Person other than the respective Record Holders of shares of Series A Preferred Stock.

(d) The Conversion Rate shall be adjusted from time to time as follows, and, if required hereby, any references to Common Stock shall also apply to shares of Nonvoting Common Stock in the same manner, and all references to Common Stock in this Section 6 shall mean and include shares of Nonvoting Common Stock issuable upon Conversion of Series A Preferred Stock at the respective times set forth below.

(i) Stock Dividends and Distributions. If the Corporation issues Common Stock as a dividend or distribution on the Common Stock to all holders of the Common Stock (other than in connection with a Reorganization Event), or if the Corporation effects a share split or share combination of the Common Stock, the Conversion Rate will be adjusted based on the following formula:

CR1	=	CR0 × [OS1 /OS0]

where

CR0	=	the Conversion Rate in effect at the close of business on the Record Date

CR1	=	the new Conversion Rate in effect immediately after the Record Date

OS0	=	the number of shares of Common Stock outstanding at the close of business on the Record Date prior to giving effect to such event

OS1	=	the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such event.

Any adjustment made pursuant to this clause (i) shall become effective on the date that is immediately after (x) the Record Date or (y) the date on which such split or combination becomes effective, as applicable. If any dividend or distribution described in this clause (i) is declared but not so paid or made, the new Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(ii) Issuance of Stock Purchase Rights. If the Corporation issues to all holders of Common Stock any rights, warrants, options or other securities (other than rights issued pursuant to a shareholder rights plan or rights or warrants issued in connection with a Reorganization Event) entitling them for a period of not more than 60 days after the date of issuance thereof to subscribe for or purchase shares of Common Stock, or if the Corporation issues to all holders of Common Stock securities convertible into Common Stock for a period of not more than 60 days after the date of issuance thereof, in either case at an exercise price per share of Common Stock or a conversion price per share of Common Stock less than the Current Market Price of the Common Stock on the Record Date, the Conversion Rate will be adjusted based on the following formula:

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CR1	=	CR0 × [(OS0 + X) / (OS0 + Y)]

where
CR0	=	the Conversion Rate in effect at the close of business on the Record Date

CR1	=	the new Conversion Rate in effect immediately after the Record Date

OS0	=	the number of shares of Common Stock outstanding at the close of business on the Record Date

X	=	the total number of shares of Common Stock issuable pursuant to such rights, warrants, options, other securities or convertible securities (or upon conversion of such securities)

Y	=	the number of shares of Common Stock equal to the quotient of (A) the aggregate price payable to exercise such rights, warrants, options, other securities (or the conversion price for such securities paid upon conversion) and (B) the Current Market Price per share of Common Stock immediately preceding the date of announcement for the issuance of such rights, warrants, options, other securities or convertible securities.

For purposes of this clause (ii), in determining whether any rights, warrants, options, other securities or convertible securities entitle the holders to subscribe for or purchase, or exercise a conversion right for, Common Stock at less than the applicable Current Market Price per share of Common Stock on the applicable date, and in determining the aggregate exercise or conversion price payable for such Common Stock, there shall be taken into account any consideration the Corporation receives for such rights, warrants, options, other securities or convertible securities and any amount payable on exercise or conversion thereof, with the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors. If any right, warrant, option, other security or convertible security described in this clause (ii) is not exercised or converted prior to the expiration of the exercisability or convertibility thereof, the new Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect if such right, warrant, option, other security or convertible security had not been so issued.

Any adjustment made pursuant to this clause (ii) shall become effective on the date that is immediately after the Record Date.

(iii) Debt or Asset Distributions.

(A) If the Corporation distributes capital stock (other than Common Stock), evidences of indebtedness or other assets or property of the Corporation to all holders of the Common Stock, excluding: (x) dividends, distributions, rights, warrants, options, other securities or convertible securities referred to in clause (i) or (ii) above, (y) dividends or distributions paid exclusively in cash, and (z) Spin-Offs (as described below), then the Conversion Rate will be adjusted based on the following formula:

CR1	=	CR0 × [SP0 /(SP0 - FMV)]

where

CR0	=	the Conversion Rate in effect at the close of business on the Record Date

CR1	=	the new Conversion Rate in effect immediately after the Record Date

SP0	=	the Current Market Price of the Common Stock on the Record Date

FMV	=	the fair market value (as determined in good faith by the Board of Directors) of the capital stock, evidences of indebtedness, assets or property distributed with respect to each outstanding share of Common Stock on the Record Date.

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Notwithstanding the immediately preceding sentence, if “FMV” with respect to any distribution of shares of capital stock, evidences of indebtedness or other assets or property of the Corporation is equal to or greater than “SP0” with respect to such distribution, then in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Series A Preferred Stock shall have the right to receive on the date such shares of capital stock, evidences of indebtedness or other assets or property of the Corporation are distributed to holders of Common Stock, for each share of Series A Preferred Stock, the amount of shares of capital stock, evidences of indebtedness or other assets or property of the Corporation such holder of Series A Preferred Stock would have received had such holder of Series A Preferred Stock owned a number of shares of Common Stock into which such Series A Preferred Stock is then convertible at the conversion rate in effect on the Record Date for such distribution.

An adjustment to the Conversion Rate made pursuant to this clause (iii)(A) shall be made successively whenever any such distribution is made and shall become effective on the Record Date.

(B) If the Corporation distributes to all holders of the Common Stock, capital stock of any class or series, or similar equity interest, of or relating to a subsidiary or other business unit of the Corporation (a “Spin-Off”), the Conversion Rate will be adjusted based on the following formula:

CR1	=	CR0 × [(FMV0 + MP0) /MP0]

where:

CR0	=	the Conversion Rate in effect at the close of business on the Record Date

CR1	=	the new Conversion Rate in effect immediately after the Record Date

FMV0	=	the average volume weighted average price of the capital stock or similar equity interest distributed to holders of the Common Stock applicable to one share of Common Stock for the 10 consecutive Trading Days commencing on, and including, the third Trading Day after the date on which “ex-distribution trading” commences for such dividend or distribution with respect to the Common Stock on the Nasdaq or such other national or regional exchange or association or over-the-counter market or if not so traded or quoted, the fair market value (as determined in good faith by the Board of Directors) of the capital stock or similar equity interests distributed to holders of the Common Stock applicable to one share of the Common Stock

MP0	=	the Average VWAP of the Common Stock for the 10 consecutive Trading Days commencing on, and including, the third Trading Day after the date on which “ex-distribution trading” commences for such dividend or distribution with respect to the Common Stock on the Nasdaq or such other U.S. national or regional exchange or market that is at that time the principal exchange or market for the Common Stock.

An adjustment to the Conversion Rate made pursuant to this clause (iii)(B) will occur on the 10th Trading Day from and including the effective date of the Spin-Off; provided that if a Conversion occurs within the 10 Trading Days immediately following and including the date of the Spin-Off, references with respect to the Spin-Off to “the 10 consecutive Trading Days” shall be deemed replaced with a period of consecutive Trading Days containing such lesser number of Trading Days as have elapsed between the effective date of such Spin-Off and the Conversion Date and the adjustment in respect of such conversion shall occur immediately prior to the conversion.

If any such dividend or distribution described in this clause (iii) is declared but not paid or made, the new Conversion Rate shall be readjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

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(iv) Cash Distributions. If the Corporation pays or makes any dividend or distribution consisting exclusively of cash to all holders of Common Stock, excluding (a) any cash dividend or distribution on the Common Stock to the extent a corresponding cash dividend or distribution pursuant to Section 4 is paid on the Series A Preferred Stock and (b) any dividend or distribution in connection with the Corporation’s liquidation, dissolution or winding up, then the Conversion Rate will be adjusted based on the following formula:

CR1	=	CR0 × [SP0 /(SP0 - C)]

where:

CR0	=	the Conversion Rate in effect at the close of business on the Record Date

CR1	=	the new Conversion Rate in effect immediately after the Record Date

SP0	=	the Current Market Price of the Common Stock as of the Record Date

C	=	the amount in cash per share that the Corporation distributes to holders of the Common Stock.

An adjustment to the Conversion Rate made pursuant to this clause (iv) shall become effective on the date fixed for determination of the holders of Common Stock entitled to receive such dividend or distribution. If any dividend or distribution described in this clause (iv) is declared but not so paid or made, the new Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(v) Self Tender Offers and Exchange Offers. If the Corporation or any of its subsidiaries makes a payment in respect of a tender offer or exchange offer for the Common Stock to the extent that the cash and value of any other consideration included in the payment per share of Common Stock exceeds the Current Market Price per share of Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the “Expiration Date”), the Conversion Rate will be adjusted based on the following formula:

CR1	=	CR0 × [(FMV + (SP1 × OS1)) / (SP1 × OS0)]

where:

CR0	=	the Conversion Rate in effect at the close of business on the Expiration Date

CR1	=	the new Conversion Rate in effect immediately after the Expiration Date

FMV	=	The fair market value (as determined in good faith by the Board of Directors) on the Expiration Date, of the aggregate value of all cash and any other consideration paid or payable for the Common Stock validly tendered or exchanged and not withdrawn as of the Expiration Date (the “Purchased Shares”)

OS0	=	the number of shares of Common Stock outstanding on the Expiration Date, including any Purchased Shares

OS1	=	the number of shares of Common Stock outstanding on the Expiration Date, excluding any Purchased Shares

SP1	=	the Average VWAP of the Common Stock for the 10 consecutive Trading-Day period commencing on the Trading Day next succeeding the Expiration Date.

If the application of the foregoing formula would result in a decrease in the Conversion Rate, no adjustment to such Conversion Rate will be made. Any adjustment to a Conversion Rate made pursuant to this clause (v) shall become effective on the date immediately following the last Trading Day included in the determination of the Average VWAP of the Common Stock for purposes of SP1 above; provided that if the Conversion occurs within the 10 Trading Days commencing on the Trading Day next succeeding the Expiration Date, references to the “10 consecutive Trading Days” with respect to this clause (v) shall be deemed replaced with a period of consecutive Trading Days containing such lesser number of Trading Days as have elapsed between the Expiration Date and the Conversion Date, and the adjustment in respect of such conversion shall occur immediately prior to the conversion. If the Corporation or one of its subsidiaries is obligated to purchase Common Stock pursuant to any such tender or exchange offer but is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the new Conversion Rate shall be readjusted to be the Conversion Rate that would be in effect if such tender or exchange offer had not been made.

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(vi) Rights Plans. If the Corporation has in effect a shareholder rights plan while any shares of Series A Preferred Stock remain outstanding, Holders of Series A Preferred Stock will receive, upon any Conversion of Series A Preferred Stock, in addition to Common Stock and, if applicable, Nonvoting Common Stock, rights under the Corporation’s shareholder rights agreement unless, prior to such conversion, the rights have expired, terminated or been redeemed or unless the rights have separated from the Common Stock. If the rights provided for in the shareholder rights plan have separated from the Common Stock in accordance with the provisions of the applicable shareholder rights agreement so that Holders of Series A Preferred Stock would not be entitled to receive any rights in respect of the Common Stock, if any, that the Corporation is required to deliver upon conversion of Series A Preferred Stock, the Conversion Rate will be adjusted at the time of separation as if the Corporation had distributed to all holders of the Common Stock, capital stock, evidences of indebtedness or other assets or property pursuant to clause (iii) above, subject to readjustment upon the subsequent expiration, termination or redemption of the rights. A distribution of rights pursuant to a shareholder rights plan will not trigger an adjustment to the Conversion Rates pursuant to clauses (ii) or (iii) above.

(e) With the approval of the Holders of at least 66 2/3% of the shares of Series A Preferred Stock at the time outstanding, the Corporation may make such increases in the Conversion Rate, in addition to any other increases required by this Section 6, if the Board of Directors deems it advisable in order to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of the Corporation’s shares (or issuance of rights or warrants to acquire shares) or from any event treated as such for income tax purposes or for any other reasons. If any adjustment to the Conversion Rate is treated as a distribution to any U.S. Alien Holder which is subject to withholding tax, the Corporation (or the Transfer Agent or any paying agent on behalf of the Corporation) may set off any withholding tax that is required to be collected with respect to such deemed distribution against cash payments and other distributions otherwise deliverable to such Holder.

(f) No adjustment in any Conversion Rate will be required unless the adjustment would require an increase or decrease of at least 1% of the Conversion Rate. If the adjustment is not made because the adjustment does not change the Conversion Rate by at least 1%, then the adjustment that is not made will be carried forward and taken into account and included in any future adjustment. All required calculations will be made to the nearest cent or 1/10,000th of a share. Notwithstanding the foregoing, all adjustments not previously made shall have effect with respect to any Conversion. No adjustment to the Conversion Rate need be made if Holders may participate in the transaction that would otherwise give rise to such adjustment, so long as the distributed assets or securities the Holders would receive upon conversion of shares of Series A Preferred Stock—if such assets or securities are convertible, exchangeable or exercisable—are convertible, exchangeable or exercisable, as applicable, without any loss of rights or privileges for a period of at least 45 days following conversion of shares of Series A Preferred Stock.

(g) The applicable Conversion Rate shall not be adjusted:

(i) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in the Common Stock under any plan;

(ii) upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan, employee agreement or arrangement or program of the Corporation;

(iii) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security outstanding as of the Issue Date; or

(iv) for a change in the par value of the Common Stock.

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(h) The Corporation shall have the power to resolve any ambiguity and its action in so doing, as evidenced by a resolution of the Board, shall be final and conclusive unless clearly inconsistent with the intent hereof.

(i) Whenever the Conversion Rate is to be adjusted, the Corporation shall: (i) compute such adjusted Conversion Rate and prepare and transmit to the Transfer Agent an Officers’ Certificate setting forth such adjusted Conversion Rate, the method of calculating the adjusted Conversion Rate in reasonable detail and the facts requiring such adjustment; and (ii) as soon as practicable following the determination of a revised Conversion Rate, provide, or cause to be provided, a written notice to the Holders of shares of Series A Preferred Stock of the occurrence of such event, a statement setting forth such revised Conversion Rate, the method of calculating the adjusted Conversion Rate in reasonable detail and the facts requiring such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(j) Nothing in this Section 6 shall amend any other section of this Article III Section E or permit any transaction, action or event prohibited or restricted by any other provision in this Article III Section E.

7. Reorganization Events.

(a) In the event that any of the following events occurs prior to any Conversion Date: (i) any consolidation or merger of the Corporation with or into another Person (other than a merger or consolidation in which the Corporation is the continuing corporation and in which the shares of Common Stock outstanding immediately prior to the merger or consolidation are not exchanged for cash, securities or other property of the Corporation or another Person), (ii) any sale, transfer, lease or conveyance to another Person of all or substantially all of the Corporation’s property and assets, or (iii) any reclassification of the Common Stock into securities including securities other than the Common Stock (any such event specified in clause (i) through (iii), a “Reorganization Event”), then each share of Series A Preferred Stock outstanding immediately prior to such Reorganization Event shall, without the consent of the Holders thereof, remain outstanding but shall at each Holder’s option, upon the effective date and time (“Reorganization Effective Time”) of such Reorganization Event, be convertible into the kind of securities, cash and other property receivable in such Reorganization Event (without any interest thereon and without any right to dividends or distributions thereon which have a record date that is prior to the Reorganization Event) per share of Common Stock (the “Exchange Property”) as if the Holder of such share of Series A Preferred Stock had converted such share into common equity (voting and nonvoting) immediately prior to such Reorganization Event and exercised his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event and in respect of which such rights of election shall have been exercised (“Electing Share”), then, for the purpose of this Section 7(a) the kind and amount of securities, cash and other property receivable upon such Reorganization Event by the holder of each Electing Share shall be deemed to be the weighted average of the kinds and amounts so receivable per share by the holders of the Electing Shares; provided further that to the extent elected by the Holder, any securities issued with respect to the underlying Nonvoting Common Stock shall be nonvoting under the resulting institution’s organizational documents to the same extent as the Nonvoting Common Stock is nonvoting and the Corporation shall make appropriate provisions and take such other actions necessary to ensure that such nonvoting securities will have substantially the same rights and benefits as the Nonvoting Common Stock, including the right to convert nonvoting common stock into common stock). The amount of Exchange Property receivable upon any Reorganization Event shall be determined based upon the Conversion Rate in effect on such Reorganization Effective Time.

(b) The above provisions of Section 7(a) shall similarly apply to successive Reorganization Events and the provisions of Section 8 shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of Common Stock in any such Reorganization Event.

(c) The Corporation (or any successor) shall, within 20 days of the Reorganization Effective Time of any Reorganization Event, provide written notice to the Holders of the occurrence of such event and of the kind and amount of the cash, securities or other property that constitute the Exchange Property. Failure to deliver such notice shall not affect the operation or effect of Section 7(a).

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(d) The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series A Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to Section 7(a).

8. Reservation of Common Stock.

(a) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock and Nonvoting Common Stock or shares of either held in the treasury of the Corporation, solely for issuance upon the conversion of shares of Series A Preferred Stock as herein provided, free from any preemptive or other similar rights, such number of shares of Common Stock and Nonvoting Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series A Preferred Stock then outstanding. For purposes of this Section 8(a), the number of shares of Common Stock and Nonvoting Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series A Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.

(b) Notwithstanding the foregoing Section 8(a), the Corporation shall be entitled to deliver upon conversion of shares of Series A Preferred Stock, as herein provided, shares of Common Stock and/or Nonvoting Common Stock reacquired and held in the treasury of the Corporation (in lieu of the issuance of authorized and unissued shares of Common Stock or Nonvoting Common Stock), so long as any such treasury shares are free and clear of all liens, claims, charges, security interests or encumbrances (other than liens, claims, charges, security interests and other encumbrances, if any, created by the Holders) (“Liens”).

(c) All shares of Common Stock and Nonvoting Common Stock delivered upon conversion of the Series A Preferred Stock shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens.

(d) Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series A Preferred Stock, the Corporation shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental or regulatory authority.

(e) The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be listed on Nasdaq or any other national securities exchange or automated quotation system, the Corporation shall, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Series A Preferred Stock; provided, however, that if the rules of such exchange or automated quotation system permit the Corporation to defer the listing of such Common Stock until the Conversion of shares of Series A Preferred Stock into Common Stock in accordance with the provisions hereof, the Corporation covenants to list such Common Stock issuable upon conversion of shares of Series A Preferred Stock in accordance with the requirements of such exchange or automated quotation system at such time.

9. Fractional Shares.

(a) No fractional shares of Common Stock or Nonvoting Common Stock shall be issued as a result of the Conversion of shares of Series A Preferred Stock.

(b) In lieu of any fractional share of Common Stock or Nonvoting Common Stock otherwise issuable in respect of any Conversion, the Corporation shall at its option either (i) issue to such Holder an amount of shares rounded up to the next whole share of Common Stock or Nonvoting Common Stock or (ii) pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Current Market Price of the Common Stock as of the end of the Trading Day preceding the Conversion Date.

(c) If more than one share of the Series A Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock or Nonvoting Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series A Preferred Stock so surrendered.

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10. Liquidation Rights.

(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, prior to the Conversion Date, each Holder of shares of Series A Preferred Stock shall be entitled to receive for each share of Series A Preferred Stock, out of the assets of the Corporation or proceeds thereof (whether capital, surplus or other) available for distribution to shareholders of the Corporation, subject to the rights of any creditors of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other Junior Stock of the Corporation, payment in full in an amount equal to the sum of (i) Liquidation Amount per share of Series A Preferred Stock and (ii) any declared and unpaid dividends on such share to the extent provided in Section 4 (all such amounts collectively, the “Liquidation Preference”).

(b) Partial Payment. If any distribution described in Section 10(a) of the Corporation’s assets or the proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Series A Preferred Stock and the corresponding amounts payable with respect of any other Corporation capital stock ranking equally with Series A Preferred Stock as to such distribution, Holders of Series A Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions (including, if applicable, dividends on such amount) to which they are entitled.

(c) Residual Distributions. If the Liquidation Preference has been paid in full to all Holders of Series A Preferred Stock and the corresponding amounts payable with respect of any other Corporation capital stock ranking equally with Series A Preferred Stock as to such distribution has been paid in full, the Holders of the Series A Preferred Stock will have no right or claim to any of the remaining assets of the Corporation (or the proceeds thereof).

(d) Merger, Consolidation and Sale of Assets Not a Liquidation. For purposes of this Section 10, a Reorganization Event, including, without limitation, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the Holders of shares of Series A Preferred Stock receive cash, securities or other property for their shares, or the sale, lease, or exchange (for cash, securities or other property) or pledge of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.

11. No Sinking Fund, etc. The shares of Series A Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of shares of Series A Preferred Stock will have no right to require the Corporation to redeem or repurchase any shares of Series A Preferred Stock.

12. Status of Repurchased Shares. Shares of Series A Preferred Stock that are converted into Common Stock or repurchased or otherwise acquired by the Corporation shall revert to authorized but unissued shares of Preferred Stock undesignated as to series (provided that any such cancelled shares of Series A Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Series A Preferred Stock).

13. Voting Rights.

(a) General. The Holders of shares of Series A Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law. Holders of shares of Series A Preferred Stock will be entitled to one vote for each such share on any matter on which Holders of shares of Series A Preferred Stock are entitled to vote, including any action by written consent.

(b) Voting Rights as to Particular Matters. So long as any shares of Series A Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the Articles, the affirmative vote or consent of the Holders of at least 66 2/3% of the shares of Series A Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i) Authorization of Senior Stock. Any amendment or alteration of the Articles or any articles of amendment thereto to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Corporation ranking senior to the Series A Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Corporation; or

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(ii) Amendment of Series A Preferred Stock. Any amendment, alteration or repeal of any provision of the Articles or these Articles of Amendment thereto (including, unless no vote on such merger, consolidation or other transaction is required by clause (iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of shares of Series A Preferred Stock; provided further, however, that for all purposes of this Section 13(b), the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Series A Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or noncumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Corporation will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the Holders of outstanding shares of the Series A Preferred Stock.

(c) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the Holders of Series A Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Corporation’s Articles, the Corporation’s Bylaws and applicable law and the rules of Nasdaq or any national securities exchange or other trading facility, if any, on which Series A Preferred Stock is listed or traded at the time.

14. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the Transfer Agent may deem and treat the Record Holder of any share of Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

15. Notices. All notices or communications in respect of Series A Preferred Stock shall be sufficiently given if given in writing and delivered in person, by overnight courier, or by first class mail, postage prepaid, or if given in such other manner as may be permitted in these Articles of Amendment, in the Articles or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of Series A Preferred Stock are issued in book-entry form through DTC or any similar facility, such notices may be given to the Holders of Series A Preferred Stock in any manner permitted by or customarily used by such facility and its participants.

16. No Preemptive Rights; No Redemption Rights. No share of Series A Preferred Stock shall have any preemptive rights whatsoever under the Articles and these Articles of Amendment as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted. No holder of shares of Series A Preferred Stock shall have at any time the right to put such shares of Series A Preferred Stock to the Corporation or to have the Corporation redeem any shares of Series A Preferred Stock.

17. Redemption by the Corporation. The Series A Preferred Stock shall not be redeemable by the Corporation. In all events, any repurchase or redemption of Series A Preferred Stock shall be subject to the prior approval of the Corporation’s primary federal banking regulator, if required by applicable law or regulation or if such approval is a requirement to the Series A Preferred Stock being classified as Tier 1 capital (or the equivalent) for bank regulatory purposes, together with any other required regulatory approvals.

18. Replacement Stock Certificates. If any of the Series A Preferred Stock Certificates shall be mutilated, lost, stolen or destroyed, the Corporation shall, at the expense of the Holder, issue, in exchange and in substitution for and upon cancellation of the mutilated Series A Preferred Stock Certificate, or in lieu of and substitution for the Series A Preferred Stock Certificate lost, stolen or destroyed, a new Series A Preferred Stock Certificate of like tenor and representing an equivalent amount of shares of Series A Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Series A Preferred Stock Certificate and indemnity, if requested, satisfactory to the Corporation and the Transfer Agent.

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19. Transfer Agent, Registrar, Conversion and Dividend Paying Agent. The duly appointed transfer agent, registrar, conversion and dividend paying agent for shares of Series A Preferred Stock shall be the Transfer Agent. The Corporation may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Corporation and the Transfer Agent; provided that the Corporation shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal. Upon any such removal or appointment, the Corporation shall send notice thereof by first-class mail, postage prepaid, to the Holders of shares of Series A Preferred Stock.

20. Form. The Series A Preferred Stock shall be issued in the form of one or more definitive shares in fully registered form (each, a “Series A Preferred Stock Certificate”). Each Series A Preferred Stock Certificate shall reflect the number of shares of Series A Preferred Stock represented thereby, and may have notations, legends or endorsements required by applicable law, applicable Nasdaq or other securities exchange or DTC rules and arrangements, agreements to which the Corporation is subject, if any, (provided that any such notation, legend or endorsement is in a form acceptable to the Corporation). Each Series A Preferred Stock Certificate shall be registered in the name or names of the Person or Persons specified by the Corporation in a written instrument to the Transfer Agent.

21. Stock Transfer and Stamp Taxes. The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any initial issuance or delivery of shares of Series A Preferred Stock or shares of Common Stock or other securities issued on account of Series A Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series A Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series A Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any person other than a payment to the Holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

22. Other Rights. The shares of Series A Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein, or in the Articles or as provided by applicable law.

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APPENDIX B

ARTICLES OF RESTATEMENT

OF

CORDIA BANCORP INC.

The undersigned, on behalf of the corporation set forth below, pursuant to Title 13.1, Chapter 9, Article 11 of the Code of Virginia, states as follows:

1.	The name of the corporation immediately prior to restatement is Cordia Bancorp Inc.

2.	The restatement contains an amendment to the articles of incorporation.

3.	The text of the amended and restated articles of incorporation is attached hereto.

4.	The restatement was adopted by the corporation on ____________, 2014.

5.	The restatement was proposed by the board of directors and submitted to the shareholders in accordance with the applicable provisions of the Virginia Stock Corporation Act at a meeting held on May 28, 2014.

The designation, number of outstanding shares, and number of votes entitled to be cast by each voting group entitled to vote separately on the amendment is as follows:

Class of shares	Number of outstanding shares	Number of votes entitled to be cast
Common stock

The total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment is as follows:

Class of shares	Number of votes cast in favor	Number of votes cast against
Common stock

The number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

Executed in the name of the corporation on _____________, 2014 by:

Jack Zoeller
President and Chief Executive Officer

SCC ID #07080815

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SECOND

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

CORDIA BANCORP INC.

ARTICLE I

Name

The name of the corporation is Cordia Bancorp Inc. (herein the “Corporation”).

ARTICLE II

Purpose

The purpose for which the Corporation is organized is to act as a financial institution holding company and to transact any and all other lawful business, not required to be specifically stated in the Articles of Incorporation, for which corporation may be incorporated under the Virginia Stock Corporation Act.

ARTICLE III

Capital Stock

A. Authorized Shares

The aggregate number of shares of all classes which the Corporation has authority to issue is 200,002,000, of which 200,000,000 are to be common shares, $0.01 par value per share, and of which 2,000 are to be preferred shares, $0.01 par value per share. The Board of Directors of the Corporation, without stockholder action, may, by adoption of an amendment of these Articles: (i) classify any unissued shares into one or more classes or into one or more series within one or more classes; (ii) reclassify any unissued shares of any class into one or more classes or into one or more series within one or more classes; or (iii) reclassify any unissued shares of any series of any class into one or more classes or into one or more series within one or more classes.

B. Common Stock

1. The shares of common stock that the Corporation shall have authority to issue shall consist of:

a. One hundred twenty million (120,000,000) shares of common stock (“Common Stock”);

b. Five million (5,000,000) shares of nonvoting common stock (“Nonvoting Common Stock”); and

c. Seventy five million (75,000,000) shares of common stock not designated as part of a class or series pursuant to this Article III or any other provision of these Articles of Incorporation (“Undesignated Common Stock”).

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2. Undesignated Common Stock may be issued from time to time in one or more additional classes or series. The Board of Directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such class or series before the issuance of any shares of that class or series. The Board of Directors shall determine the number of shares constituting each class or series of Undesignated Common Stock and each class or series shall have a distinguishing designation.

3. The Corporation may issue rights, options or warrants for the purchase of shares or other securities of the Corporation. The Board of Directors shall have the power to authorize, without any action by the stockholders, the issuance of rights, options or warrants and determine (i) the terms upon which the rights, options or warrants are issued and (ii) the terms, including the consideration for which the shares or other securities are to be issued. The authorization for the Corporation to issue such rights, options or warrants constitutes authorization of the issuance of the shares or other securities for which the rights, options or warrants are exercisable.

4. Nonvoting Common Stock

Except as set forth in this subsection 4, the Common Stock and the Nonvoting Common Stock shall have the same rights and privileges, share ratably in all assets of the Corporation upon its liquidation, dissolution or winding-up, be entitled to receive dividends in the same amount per share and at the same time when, as and if declared by the Corporation’s board of directors, and be identical in all other respects as to all other matters, except voting.

(a) The holders of Nonvoting Common Stock shall have no voting rights except as required by the Virginia Stock Corporation Act. Notwithstanding the foregoing, and in addition to any other vote required by law, the affirmative vote of the holders of a majority of the outstanding shares of Nonvoting Common Stock, voting separately as a class, shall be required to amend the Corporation’s Articles of Incorporation, as amended, to adversely affect the designation, preferences, limitations or relative rights of all or part of the shares of Nonvoting Common Stock. Where shares of Nonvoting Common Stock are entitled to vote, each holder of Nonvoting Common Stock shall have one vote in respect of each share of Nonvoting Common Stock held of record solely on the matters as to which such shares are entitled to vote and subject to the rights and limitations specified by the Virginia Stock Corporation Act.

(b) In the event of any stock split, combination or other reclassification of shares of either the Common Stock or the Nonvoting Common Stock, the outstanding shares of the other class shall be proportionately split, combined or reclassified in a similar manner; provided, however, that in any such transaction, holders of Common Stock shall receive only shares of Common Stock in respect of their shares of Common Stock and holders of Nonvoting Common Stock shall receive only shares of Nonvoting Common Stock in respect of their shares of Nonvoting Common Stock.

(c) No transfer of shares of Nonvoting Common Stock by the initial holder thereof shall be permitted, except (i) in a Permitted Transfer, (ii) to an Affiliate of the initial holder of the Nonvoting Common Stock to be transferred or (iii) to the Corporation. A “Permitted Transfer” means a transfer by a holder of Nonvoting Common Stock (i) in a widespread public distribution; (ii) in which no transferee (or group of associated transferees) would receive two percent (2%) or more of any class of voting securities of the Corporation; or (iii) to a transferee that would control more than fifty percent (50%) of the voting securities of the Corporation without any transfer from such holder of Nonvoting Common Stock. “Affiliate” means, with respect to any person, any person directly or indirectly, controlling, controlled by or under common control with, such other person. Each share of Nonvoting Common Stock shall be converted automatically into one share of Common Stock incident to a transfer of such share of Nonvoting Common Stock to a transferee in a Permitted Transfer. The issuance of certificates, if any, for shares of Common Stock upon conversion of Nonvoting Common Stock shall be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance. The Corporation shall cooperate with the timely conversion of Nonvoting Common Stock subject to compliance with applicable law and regulations.

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(d) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock or shares held in treasury for the Corporation, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Nonvoting Common Stock.

(e) In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, each share of Nonvoting Common Stock will at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that each share of Common Stock would be entitled to receive as a result of such transaction, provided that at the election of the holder of shares of Nonvoting Common Stock, any securities issued with respect to the Nonvoting Common Stock shall be nonvoting under the resulting institution’s organizational documents to the same extent as the Nonvoting Common Stock is nonvoting and the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of a majority of the Nonvoting Common Stock then outstanding) and take such other actions necessary to ensure that the holders of the Nonvoting Common Stock shall retain securities with substantially the same rights and benefits, including the right to convert nonvoting common stock into common stock, as the Nonvoting Common Stock. Subject to the immediately preceding sentence, in the event the holders of Common Stock are provided the right to convert or exchange Common Stock for stock or securities, cash and/or any other property, then the holders of the Nonvoting Common Stock shall be provided the same right based upon the number of shares of Common Stock such holders would be entitled to receive if such shares of Nonvoting Common Stock were converted into shares of Common Stock immediately prior to such offering. In the event that the Corporation offers to repurchase shares of Common Stock from its shareholders generally, the Corporation shall offer to repurchase Nonvoting Common Stock pro rata based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such repurchase. In the event of any pro rata subscription offer, rights offer or similar offer to holders of Common Stock, the Corporation shall provide the holders of the Nonvoting Common Stock the right to participate based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such offering; provided that at the election of such holder, any shares issued with respect to the Nonvoting Common Stock shall be issued in the form of Nonvoting Common Stock rather than Common Stock.

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C. Preferred Stock

The Board of Directors of the Corporation, without stockholder action, may, by adoption of an amendment of these Articles, provide for the issuance of one or more classes or series of preferred shares and fix the terms, including the preferences, rights and limitations of each such class or series as may be permitted by the Virginia Stock Corporation Act. Except as provided in these Articles, there shall be no cumulative voting of any preferred stock in the election of directors.

D. Preemptive Rights

No holder of any shares of any class or series or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase (i) any shares of any class or series or any other securities of the Corporation, (ii) any securities convertible into such shares; or (iii) any options, warrants or rights to purchase such shares or securities convertible into any such shares.

ARTICLE IV

Directors

A. Classified Board of Directors

The Board of Directors shall consist of such number of individuals as shall be specified in or fixed in accordance with the Bylaws of the Corporation. Directors shall be divided into three classes, with each class containing one-third of the total, as near as may be. The term of office of the first class shall expire at the first annual stockholders’ meeting, the term of office of the second class shall expire at the annual stockholders’ meeting one year thereafter, and the term of office of the third class shall expire at the annual stockholders’ meeting two years thereafter, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual stockholders’ meeting thereafter, directors shall be elected to succeed those directors whose terms expire.

B. Removal of Directors

Directors may be removed only with cause and then only by the affirmative vote of the holders of at least 66 2/3% of the shares entitled to vote in the election of directors.

C. Vacancies

Subject to any rights provided in these Articles for holders of any class or series of preferred shares outstanding, any vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual stockholders’ meeting and until their successors are duly elected and qualified.

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ARTICLE V

Certain Stockholder Vote Requirements

Except as otherwise required by the Virginia State Corporation Act, the affirmative vote of the holders of a 66 2/3% of the issued and outstanding shares of capital shares entitled to vote shall be required to approve the following actions:

1. The amendment of the Corporation’s Articles of Incorporation, except that the Board of Directors, without any action by the stockholders, may amend these Articles to the fullest extent allowed under the Virginia State Corporation Act.

2. To the extent stockholder approval is required under the Virginia State Corporation Act for a merger or consolidation, the merger or consolidation of the Corporation with or into any other corporation.

3. To the extent stockholder approval is required under the Virginia State Corporation Act for the sale, lease or exchange of the Corporation’s property and assets, the sale, lease or exchange of the Corporation’s property and assets.

4. The dissolution of the Corporation.

ARTICLE VI

Evaluation of Business Combinations

The Board of Directors shall, in connection with the exercise of its business judgment involving any actual or proposed transaction which would or may involve a change in control of the Corporation (whether by purchases of shares of any class or any other securities of the Corporation in the open market or otherwise, tender offer, merger, consolidation, dissolution, liquidation, sale of all or substantially all of the assets of the Corporation, proxy solicitation (other than on behalf of the Board of Directors or otherwise), in determining what is in the best interests of the Corporation and its stockholders and in making any recommendation to its stockholders, give due consideration to all relevant factors, including, but not limited to the following: (1) the economic effect, both immediate and long-term, upon the Corporation’s stockholders, including stockholders, if any, not to participate in the transaction; (2) the social and economic effect on the employees, depositors and customers of, and others dealing with, the Corporation and its subsidiaries and on the communities in which the Corporation and its subsidiaries operate or are located; (3) whether the proposal is acceptable based on the historical and current operating results or financial condition of the Corporation; (4) whether a more favorable price could be obtained for the Corporation’s stock or other securities in the future; (5) the reputation and business practices of the offeror and its management and affiliates as they would affect the employees; (6) the future value of the stock or any other securities of the Corporation; and (7) any antitrust or other legal and regulatory issues that are raised by the proposal. If the Board of Directors determines that any actual or proposed transaction which would or may involve a change in control of the Corporation should be rejected, it may take any lawful action to accomplish its purpose, including, but not limited to, any and all of the following: advising Stockholders not to accept the proposal; instituting litigation against the party making the proposal; filing complaints with governmental and regulatory authorities; acquiring the shares or any of the securities of the Corporation; selling or otherwise issuing authorized but unissued shares, other securities or treasury stock or granting options with respect thereto; selling any of the assets of the Corporation; acquiring a company to create an antitrust or other regulatory problem for the party making the proposal; and obtaining a more favorable offer from another individual or entity.

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ARTICLE VII

Amendment of Bylaws

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation. Notwithstanding any other provision of these Articles or the bylaws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall not be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation except by the vote of the holders of not less than 66 2/3% of the outstanding capital shares of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the Board of Directors.

ARTICLE VIII

Limitation of Officers’ and Directors’ Liability

An officer or director of the Corporation, as such, shall not be liable to the Corporation or its stockholders for money damages in any proceeding brought by or in the right of the Corporation or brought by or on behalf of stockholders of the Corporation, except to the extent otherwise required by Virginia law. If Virginia law is amended or enacted after the date of filing of these Articles to further eliminate or limit the personal liability of officers and directors, then the liability of officers and directors of the Corporation shall be eliminated or limited to the fullest extent permitted by Virginia law, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE IX

Indemnification

The Corporation shall indemnify to the full extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person’s testator, intestate, personal representative of spouse is or was a director or officer of the Corporation, is or was a director, officer, trustee, member, stockholder, partner, incorporator or liquidator of a Subsidiary of the Corporation, or serves or served at the request of the Corporation as a director, officer, trustee, member, stockholder, partner, incorporator or liquidator of or in any other capacity for any other enterprise. Expenses, including attorneys’ fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon demand by such person and, if any such demand is made in advance of the final disposition of any such action, suit or proceeding, promptly upon receipt by the Corporation of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this Article IX shall be enforceable against the Corporation by such person, who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer or in such other capacity as provided above. In addition, the rights provided to any person by this Article IX shall survive the termination of such person as any such director, officer, trustee, member, stockholder, partner, incorporator or liquidator and, insofar as such person served at the request of the Corporation as a director, officer, trustee, member, stockholder, partner, incorporator or liquidator of or in any other capacity for any other enterprise, shall survive the termination of such request as to service prior to termination of such request. No amendment of this Article IX shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

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Notwithstanding anything contained in this Article IX, except for proceedings to enforce rights provided in this Article IX, the Corporation shall not be obligated under this Article IX to provide any indemnification or any payment or reimbursement of expenses to any director, officer or other person in connection with a proceeding (or part thereof) initiated by such person (which shall not include counterclaims or crossclaims initiated by others) unless the Board of Directors has authorized or consented to such proceeding (or part thereof) in a resolution adopted by the board.

For purposes of this Article IX, the term “Subsidiary” shall mean any corporation, partnership, limited liability company or other entity in which the Corporation owns, directly or indirectly, a majority of the economic or voting ownership interest; the term “other enterprise” shall include any corporation, partnership, limited liability company, joint venture, trust, association or other unincorporated organization or other entity and any employee benefit plan; the term “officer,” when used with respect to the Corporation, shall refer to any officer elected or appointed pursuant to the Corporation’s Bylaws, when used with respect to a Subsidiary or other enterprise that is a corporation, shall refer to any person elected or appointed pursuant to the bylaws of such Subsidiary or other enterprise or chosen in such manner as is prescribed by the bylaws of such Subsidiary or other enterprise or determined by the board of directors of such Subsidiary or other enterprise, and when used with respect to a Subsidiary or other enterprise that is not a corporation or is organized in a foreign jurisdiction, the term “officer” shall include in addition to any officer of such entity, any person serving in a similar capacity or as the manager of such entity; service “at the request of the Corporation” shall include service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to an employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

To the extent authorized from time to time by the Board of Directors, the Corporation may provide to (i) any one or more employees and other agents of the Corporation, (ii) any one or more officers, employees and other agents of any Subsidiary and (iii) any one or more directors, officers, employees and other agents of any other enterprise, rights of indemnification and to receive payment or reimbursement of expenses, including attorneys’ fees, that are similar to the rights conferred in this Article IX on directors and officers of the Corporation or any Subsidiary or other enterprise. Any such rights shall have the same force and effect as they would have if they were conferred in this Article IX.

Nothing in this Article IX shall limit the power of the Corporation or the Board of Directors to provide rights of indemnification and to make payment and reimbursement of expenses, including attorneys’ fees, to directors, officers, employees, agents and other persons otherwise than pursuant to this Article IX.

B-8

ARTICLE X

Initial Registered Office and Registered Agent

The mailing address of the Corporation’s initial registered office in the Commonwealth of Virginia is 4701 Cox Road, Suite 301, Glen Allen, Virginia 23060-6802, County of Henrico, and the name of the Corporation’s initial registered agent at that office is CT Corporation System, a domestic stock corporation authorized to transact business in Virginia.

B-9

# REVOCABLE PROXY
## CORDIA BANCORP INC.

## YOUR VOTE IS IMPORTANT!
## PROXY VOTING INSTRUCTIONS

Shareholders of record have two ways to vote:

1. By Internet; or
2. By Mail.

**To Vote by Internet:**

Go to https://www.rtcoproxy.com/BVA prior to 3:00 a.m., June 25, 2014.

**Mark here if you plan to attend the meeting.** ☐

**Mark here for address change.** ☐

**Comments:**

**FOLD HERE IF YOU ARE VOTING BY MAIL**

**PLEASE DO NOT DETACH**

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

1. The election as directors of all nominees listed (except as marked to the contrary below): ☐ For ☐ With-hold ☐ For All Except

**Three-Year Terms:**
**(01) David C. Bushnell**
**(02) G. Waddy Garrett**
**(03) Peter W. Grieve**
**(04) Michael F. Rosinus**

**Two-YearTerms:**
**(05) Thomas L. Gordon**
**(06) Raymond H. Smith Jr.**
**(07) David Zlatin**

**One-Year Terms:**
**(08) Hunter R. Hollar**
**(09) John P. Wright**

**INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.**

2. The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014. ☐ For ☐ Against ☐ Abstain

3. The approval of an advisory (non-binding) vote on the compensation of the Company's named executive officers. ☐ For ☐ Against ☐ Abstain

Please be sure to date and sign this proxy card in the box below.

Date

Sign above — Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

4. The approval of an advisory (non-binding) proposal on the frequency of the shareholder vote on the compensation of the Company's named executive officers. ☐ One Year ☐ Two Years ☐ Three Years ☐ Abstain

5. The approval of an amendment to the Company's 2011 Stock Incentive Plan to increase the number of shares authorized for issuance. ☐ For ☐ Against ☐ Abstain

7. The approval of the Company's Second Amended and Restated Articles of Incorporation. ☐ For ☐ Against ☐ Abstain

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE LISTED NOMINEES AND PROPOSALS SET FORTH IN PROPOSALS (1) THROUGH (3) AND (5) THROUGH (7) ABOVE AND RECOMMENDS A VOTE FOR "THREE YEARS" WITH RESPECT TO PROPOSAL (4) ABOVE**

**This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of the nominees and proposals listed in (1) through (3) and (5) through (7) above and for "THREE YEARS" with respect to the proposal listed in (4) above. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) on matters incident to the conduct of the annual meeting.**

The above-signed acknowledges receipt from the Company, before the execution of this proxy, of a proxy statement and Annual Report on Form 10-K for the Company, and that the above-signed has reviewed such proxy statement and Annual Report on Form 10-K.

CORDIA BANCORP INC. — ANNUAL MEETING, JUNE 25, 2014

# YOUR VOTE IS IMPORTANT!

**Annual Meeting Materials are available on-line at:**
**http://www.cfpproxy.com/7757**

**You can vote in one of two ways:**

1. Via the Internet at **https://www.rtcoproxy.com/BVA** and follow the instructions.

***or***

2. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

## PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

*(Continued, and to be marked, dated and signed, on the other side)*

**REVOCABLE PROXY**

## Cordia Bancorp Inc.

**ANNUAL MEETING OF SHAREHOLDERS**
**June 25, 2014**
**12:00 p.m.**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

The undersigned shareholder of record hereby appoints Christy Quesenbery and Robert Sims, each with full power of substitution, as Proxies for the shareholder, to attend the Annual Meeting of the Shareholders of Cordia Bancorp Inc. (the "Company"), to be held at the Hampton Inn, 3620 Price Club Boulevard, Midlothian, Virginia on Wednesday, June 25, 2014, at 12:00 noon, local time, and any adjournments thereof, and to vote all shares of the common stock of the Company that the shareholder is entitled to vote upon each of the matters referred to in this Proxy and, at their discretion, upon such other matters as may properly come before this meeting. Any prior proxies or voting instructions are hereby revoked.

**PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLYIN THE ENCLOSED POSTAGE-PAID ENVELOPE.**

7757

# REVOCABLE PROXY
## CORDIA BANCORP INC.

### ANNUAL MEETING OF SHAREHOLDERS JUNE 25, 2014
### THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned shareholder of record hereby appoints Christy Quesenbery and Robert Sims, each with full power of substitution, as Proxies for the shareholder, to attend the Annual Meeting of the Shareholders of Cordia Bancorp Inc. (the "Company"), to be held at the Hampton Inn, 3620 Price Club Boulevard, Midlothian, Virginia on Wednesday, June 25, 2014, at 12:00 noon, local time, and any adjournments thereof, and to vote all shares of the common stock of the Company that the shareholder is entitled to vote upon each of the matters referred to in this Proxy and, at their discretion, upon such other matters as may properly come before this meeting. Any prior proxies or voting instructions are hereby revoked.

**Mark here if you plan to attend the meeting.** ☐

**Mark here for address change.** ☐

**Comments:**

**FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY**
**PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE**

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

| | For | With-hold | For All Except |
|---|---|---|---|
| 1. The election as directors of all nominees listed (except as marked to the contrary below): | ☐ | ☐ | ☐ |

**Three-Year Terms:**
**(01) David C. Bushnell**
**(02) G. Waddy Garrett**
**(03) Peter W. Grieve**
**(04) Michael F. Rosinus**

**Two-YearTerms:**
**(05) Thomas L. Gordon**
**(06) Raymond H. Smith Jr.**
**(07) David Zlatin**

**One-Year Terms:**
**(08) Hunter R. Hollar**
**(09) John P. Wright**

**INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.**

| | For | Against | Abstain |
|---|---|---|---|
| 2. The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014. | ☐ | ☐ | ☐ |
| 3. The approval of an advisory (non-binding) vote on the compensation of the Company's named executive officers. | ☐ | ☐ | ☐ |

| | One Year | Two Years | Three Years | Abstain |
|---|---|---|---|---|
| 4. The approval of an advisory (non-binding) proposal on the frequency of the shareholder vote on the compensation of the Company's named executive officers. | ☐ | ☐ | ☐ | ☐ |

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE LISTED NOMINEES AND PROPOSALS SET FORTH IN PROPOSALS (1) THROUGH (3) AND (5) THROUGH (7) ABOVE AND RECOMMENDS A VOTE FOR "THREE YEARS" WITH RESPECT TO PROPOSAL (4) ABOVE**

**This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of the nominees and proposals listed in (1) through (3) and (5) through (7) above and for "THREE YEARS" with respect to the proposal listed in (4) above. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) on matters incident to the conduct of the annual meeting.**

The above-signed acknowledges receipt from the Company, before the execution of this proxy, of a proxy statement and Annual Report on Form 10-K for the Company, and that the above-signed has reviewed such proxy statement and Annual Report on Form 10-K.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above ———— Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

7757